TRUST AND SECURITY
AGREEMENT
                         among
                      GF FUNDING CORP. III
                       (the "Transferor")

                     GRANITE FINANCIAL, INC.
                        (the "Servicer")

                     NORWEST BANK MINNESOTA,
                      NATIONAL ASSOCIATION
                         (the "Trustee")

                               and
                     NORWEST BANK MINNESOTA,
                      NATIONAL ASSOCIATION
                    (the "Back-up Servicer")





                   Dated as of March 1, 1997
                       TABLE OF CONTENTS

                                                             Page
ARTICLE ONE                                                     2
DEFINITIONS                                                     2
     Section 1.01   Definitions                                 2
ARTICLE TWO                                                    17
THE CERTIFICATES                                               17
     Section 2.01   Form Generally                             17
     Section 2.02   Classes of Certificates; Denomination      17
     Section 2.03 Formation, Execution, Authentication,
                  Delivery and Dating                          18
     Section 2.04 Temporary Certificates                       18
     Section 2.05 Registration, Registration of Transfer
                  and Exchange                                 19
     Section 2.06 Limitation on Transfer and Exchange          19
     Section 2.07 Mutilated, Destroyed, Lost or Stolen
                  Certificate                                  20
     Section 2.08 Payment of Principal and Interest;
                  Principal and Interest Rights Preserved      21
     Section 2.09 Persons Deemed Owner                         22
     Section 2.10 Cancellation                                 22
     Section 2.11 Tax Treatment                                23

ARTICLE THREE                                                  24
FUNDINGS                                                       24
     Section 3.01 Fundings                                     24
     Section 3.02 Determination of Funding Amounts;
                  Release from the Prefunding Account.         24
     Section 3.03 Procedure for Fundings                       24
     Section 3.04 Verification of Funding Report               25
     Section 3.05 Appointment of Certificate Funding

                  Administrator                                27

ARTICLE FOUR                                                   28
ISSUANCE OF CERTIFICATES; SUBSTITUTIONS OF COLLATERAL          28
     Section 4.01 Conditions to Issuance of Certificates on
                  Closing Date                                 28
     Section 4.02 Perfection of Transfer                       29
     Section 4.03 Substitution, Removal and Purchase of
                  Lease Assets                                 29
     Section 4.04 Releases                                     31
     Section 4.05 Trust Estate                                 32
     Section 4.06 Notice of Release                            32
     Section 4.07 Nature of Transfer                           32
     Section 4.08 Issuances of Class B Certificates            32

ARTICLE FIVE                                                   34
SATISFACTION AND DISCHARGE                                     34
     Section 5.01 Satisfaction and Discharge
                  of Agreement                                 34
     Section 5.02 Application of Trust Money                   34

ARTICLE SIX                                                    35
DEFAULTS AND REMEDIES                                          35
     Section 6.01 Events of Default                            35
     Section 6.02 Acceleration of Maturity; Rescission
                  and Annulment                                35
     Section 6.03 Collection of Indebtedness and Suits for
                  Enforcement by Trustee                       36
     Section 6.04 Remedies                                     37
     Section 6.05 Optional Preservation of Trust Estate        37
     Section 6.06 Trustee May File Proofs of Claim             38
     Section 6.07 Trustee May Enforce Claims Without
                  Possession of Certificates                   38
     Section 6.08 Application of Money Collected               39
     Section 6.09 Limitation on Suits                          40
     Section 6.10 Unconditional Right of Certificateholders
                  to Receive Principal and Interest            40
     Section 6.11 Restoration of Rights and Remedies           41
     Section 6.12 Rights and Remedies Cumulative               41
     Section 6.13 Delay or Omission; Not Waiver                41
     Section 6.14 Control by MBIA or Certificateholders        41
     Section 6.15 Waiver of Certain Events by MBIA or
                  Certificateholders                           42
     Section 6.16 Undertaking for Costs                        42
     Section 6.17 Waiver of Stay or Extension Laws             42
     Section 6.18 Sale of Trust Estate                         42
     Section 6.19 Action on Certificates                       43

ARTICLE SEVEN                                                  44
THE TRUSTEE                                                    44
     Section 7.01 Certain Duties and Responsibilities          44
     Section 7.02 Notice of Default and Other Events           45
     Section 7.03 Certain Rights of Trustee                    45
     Section 7.04 Not Responsible for Recitals or Issuance
                  of Certificates                              46
     Section 7.05 May Hold Certificates                        47
     Section 7.06 Money Held in Trust                          47
     Section 7.07 Compensation and Reimbursement               47
     Section 7.08 Corporate Trustee Required; Eligibility      48
     Section 7.09 Resignation and Removal; Appointment of
                  Successor                                    48
     Section 7.10 Acceptance of Appointment by Successor       49
     Section 7.11  Merger, Conversion, Consolidation or
                   Succession to Business of Trustee           49
     Section 7.12 Co-Trustees and Separate Trustees            49
     Section 7.13 Rights with Respect to the Servicer          51
     Section 7.14 Appointment of Authenticating Agent          51
     Section 7.15 Trustee to Hold Lease Contracts              52
     Section 7.16 Money for Certificate Payments to

                  Be Held in Trust                             52

ARTICLE EIGHT                                                  54
THE CERTIFICATE INSURANCE POLICY                               54
     Section 8.01 Payments under the Certificate Insurance
                  Policy                                       54
ARTICLE NINE                                                   55
AMENDMENTS                                                     55
     Section 9.01 Amendments without Consent of
                  Certificateholders                           55
     Section 9.02 Amendments and Modifications to Agreement
                  with Consent of Certificateholders           56
     Section 9.03 Execution of Amendments                      57
     Section 9.04 Effect of Amendments                         57
     Section 9.05 Reference in Certificates to Amendments      57

ARTICLE TEN                                                    58

REDEMPTION OF CERTIFICATES                                     58
     Section 10.01 Redemption at the Option of the Transferor;
                   Election to Redeem                          58
     Section 10.02 Notice to Trustee; Deposit of Redemption
                   Price                                       58
     Section 10.03 Notice of Redemption by the Transferor      58
     Section 10.04 Certificates Payable on Redemption Date     59
     Section 10.05 Release of Lease Contracts                  59

ARTICLE ELEVEN                                                 60
REPRESENTATIONS, WARRANTIES AND COVENANTS                      60
     Section 11.01 Representations and Warranties              60
     Section 11.02 Covenants                                   61
     Section 11.03 Other Matters as to the Transferor          66

ARTICLE TWELVE                                                 67
ACCOUNTS AND ACCOUNTINGS                                       67
     Section 12.01 Collection of Money                         67
     Section 12.02 Collection Account; Redemption Account      67
     Section 12.03 Cash Collateral Account                     70
     Section 12.04 Prefunding Account; Capitalized Interest
                   Account.                                    71
     Section 12.05 Reports by Trustee to MBIA and

                   Certificateholders                          72

ARTICLE THIRTEEN                                               74

PROVISIONS OF GENERAL APPLICATION                              74
     Section 13.01 General Provisions                          74
     Section 13.02 Acts of Certificateholders                  74
     Section 13.03 Notices, etc., to Trustee, MBIA,
                   Transferor and Servicer                     74
     Section 13.04 Notices to Certificateholders; Waiver       75
     Section 13.05 Effect of Headings and Table of Contents    75
     Section 13.06 Successors and Assigns                      75
     Section 13.07 Separability                                75
     Section 13.08 Benefits of Agreement                       75
     Section 13.09 Legal Holidays                              76
     Section 13.10 Governing Law                               76
     Section 13.11 Counterparts                                76
     Section 13.12 Corporate Obligation                        76
     Section 13.13 Compliance Certificates and Opinions        76
     Section 13.14 MBIA Default or Termination                 77



                     EXHIBITS AND SCHEDULES
Schedule I     Initial Lease Schedule

Schedule II    Terms Schedule

Exhibit A      Form of Class A Certificate

Exhibit B      Form of Class B Certificate

Exhibit C      Form of Transferor Certificate

Exhibit D      Form of Investment Letter

Exhibit E      Form of Funding Report

Exhibit F      Form of GF Certificate

Exhibit G      Form of Class B Supplement



This  TRUST AND SECURITY AGREEMENT (this "Agreement"), dated as  of  March 1, 1997, is by and among GF Funding Corp. III
(the "Transferor"),   Granite  Financial,  Inc.,  as   servicer
(the "Servicer"), Norwest Bank Minnesota, National Association, a national banking association, as back-up servicer (the "Back-up Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee").

                     PRELIMINARY STATEMENT

     The   Transferor  has  duly  authorized  the  execution
and
delivery of this Agreement to provide for the issuance of the Certificates issuable as provided in this Agreement. All covenants and agreements made by the Transferor, the Servicer, the Trustee and the Back-up Servicer herein are for the benefit and security of the Holders of the Certificates and MBIA. The
Transferor, the Servicer, the Trustee and the Back-up Servicer are entering into this Agreement, and the Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     All   things  necessary  to  make  this  Agreement  a
valid
agreement of the Transferor, the Servicer, the Trustee and the Back-up Servicer in accordance with its terms have been done.

                       CONVEYANCE CLAUSE

     The Transferor does hereby absolutely transfer, assign, set over, and otherwise convey to the Trustee, for the ratable benefit of the Holders of the Certificates and MBIA, all of the Transferor's rights, title and interest in and to the following and any and all benefits accruing to the Transferor from (but none of the obligations under): (a) the Lease Receivables and Lease Contracts and all payments received on or with respect to the Lease Contracts and Lease Receivables and due after the CutOff Date, with respect to those Lease Contracts listed on the Initial Lease Schedule, or the applicable Acquisition Dates, with respect to those Lease Contracts acquired on such Acquisition Dates; (b) the Transferor's rights and interests in the Equipment and any security interest in the Equipment not owned by the Transferor; (c) any rights of the Transferor under each Insurance Policy related to the Lease Contracts or the Equipment and Insurance Proceeds; (d) the Lease Acquisition Agreement, the Servicing Agreement, the Broker Assignment Agreements and any other Transaction Documents to which the Transferor is a party; (e) all amounts from time to time on deposit in the Collection Account, the Cash Collateral
Account, the Lockbox Account,  the Capitalized   Interest
Account,  the  Prefunding  Account,
the
Redemption Account and the ACH Account (including any Eligible Investments and other property in such accounts); (f) the Lease Contract Files; (g) the Certificate Insurance Policy, except that the Holders of the Class B Certificates and the Transferor
Certificate shall have no right, title or interest in or to the Certificate Insurance Policy; and (h) proceeds of the foregoing (including, but not by way of limitation, all
cash  proceeds, accounts,   accounts  receivable,  notes,
drafts,   acceptances, chattel  paper,  checks,  deposit
accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing), in each case whether now owned or hereafter acquired, except that the Holders of the Class B Certificates and the Transferor Certificate shall have no right, title or interest in proceeds of the Certificate Insurance Policy (all of the foregoing being hereinafter referred to as the "Trust Estate"). The foregoing transfer, assignment, set over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trustee, any Certificateholder or MBIA of any obligation of the Transferor, the Company, the Servicer or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto. The trust created by the foregoing assignment shall be known as  the  "GF  Funding Equipment Lease Trust 1997-1."
     The Trustee acknowledges its acceptance on behalf of the Certificateholders and MBIA of all right, title and interest previously held by the Transferor in and to the Trust Estate, and declares that it shall maintain such right, title and interest in accordance with the provisions hereof and agrees to perform the duties herein required to the best of
its ability to the end that the   interests  of  the
Certificateholders  and  MBIA  may   be adequately and
effectively protected.
                          ARTICLE ONE

                          DEFINITIONS

     Section 1.01   Definitions.

     Except as otherwise expressly provided herein, or unless
the context   otherwise  requires,  the  following  terms  have
the
respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms. Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Servicing Agreement or the Lease Acquisition Agreement.

     "Accrual Period": The period beginning on the twentieth day of each month (or, in the case of the Accrual Period applicable to the Initial Payment Date, beginning on the Closing Date) and ending on the nineteenth day of the immediately following month.

     "ACH":  The National Automated Clearinghouse System.

     "ACH  Account":   The meaning specified in Section
12.02(f) hereof.

     "ACH  Bank":   The bank, if any, specified in the
Servicing Agreement so long as such bank meets the requirements of a Trustee as set forth in Section 7.08 hereof.

     "Acquisition  Date":   Any  Funding  Date  or  any  date
of substitution of a Substitute Lease Contract, as applicable.

     "Act":   With respect to any Certificateholder, the
meaning specified in Section 13.02.

     "Additional Lease Contract": Each Lease Contract acquired by the Transferor on an Acquisition Date, including pursuant to a Funding.
     "Additional Principal Amount": The meaning specified in Section 12.02(d)(x) hereof.
     "Additional Servicer Fee":  The amount, if any, of  the
fee payable   in  accordance  with  Section  6.02  of  the
Servicing Agreement to a successor Servicer appointed pursuant to Section 6.02 of the Servicing Agreement that is in excess of the Servicer Fee.
     "Affiliate":   With  respect to any  specified  Person,
any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
     "Aggregate  IPB":   The aggregate of the Implicit
Principal Balance of all Lease Contracts.
     "Aggregate Initial IPB": The Aggregate IPB as of the CutOff Date, which is $17,785,141.60, plus the sum of the
IPB of each Funded Lease Contract, as of the respective Funding Date, of the Funded Lease Contracts.
     "Agreement":   This Agreement, in the form  when
originally executed and, if from time to time further supplemented or amended by one or more amendments hereto pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this Agreement designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Agreement as originally executed, or if amended or supplemented, as so amended and supplemented. The words "herein," "hereof," "hereunder" and other words of similar import when not related to a specific subdivision of this Agreement, refer to this Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision of this Agreement.

     "Amended  Lease  Schedule":  The  list  of  Lease
Contracts amending   the  Lease  Schedule  pursuant  to  any
substitution, repurchase,  modification  or  Funding  of  Lease
Contracts   in accordance  with  the  terms  hereof and  the
Lease Acquisition Agreement, and accompanied by a Company Certificate or a GF Certificate, as applicable.

     "Amortization Period": The period commencing on the first day after the Funding Termination Date and ending on the Final Payment Date.

     "Annualized Gross Default Rate": For any Monthly Period, the sum of the Implicit Principal Balance as of the Calculation Date occurring in such Monthly Period of all Lease Contracts that either (a) have become delinquent for a period of 91 or more days during such Monthly Period (including any such Lease Contracts that have been repurchased, removed or substituted during such Monthly Period), or (b) the Servicer has determined in accordance with its customary practices that it shall not make a Servicer Advance with respect to
such Lease  Contract,  that  a  prior Servicer   Advance  with
respect  to  such  Lease  Contract   is unrecoverable, or that
the remaining Scheduled Payments under the
related Lease Contract are uncollectible during such Monthly Period (including any such Lease Contracts that have been removed, repurchased or substituted during such Monthly Period), divided by the Aggregate IPB on the Calculation Date immediately preceding such Monthly Period multiplied by twelve.
     "Authenticating   Agent":   Initially,  the   Trustee,
and
thereafter any entity appointed by the Trustee pursuant to Section 7.14 hereof.

     "Back-up   Servicer":   Norwest  Bank  Minnesota,
National Association, and all successors thereto.

     "Back-up Servicer Fee": The fee payable on each Payment Date to the Back-up Servicer in consideration for the Back-up Servicer's performance of its duties pursuant to this Agreement and the Servicing Agreement as Back-up Servicer, in an amount equal to the product of one-twelfth of the Back-up Servicer Fee Rate and the Class A Certificate Balance immediately following the preceding Payment Date, provided, however, with respect to the Initial Payment Date, the Back-up Servicer Fee shall equal $954.86.

     "Back-up Servicer Fee Rate":  The meaning given in the
Terms Schedule attached hereto.

     "Benefit Plan Investor":  The meaning set forth in 29
C.F.R.
 2510.3-101.
     "Board of Directors": Either the board of directors of the Transferor or of the Servicer, as the context requires, or any duly authorized committee of such board.
     "Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Transferor or of the Servicer to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.
     "Broker Assignment Agreements": The assignments by which the Company obtains an assignment of lease contracts and the related equipment from the originating broker.
     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the principal place of business of the Transferor or the Servicer or the corporate trust office of the Trustee under this Agreement is located are authorized or obligated by law or executive order to close. For purposes of draws on the Certificate Insurance Policy pursuant to Article Eight hereof, a "Business Day" means any day other than a Saturday, a Sunday or a day on which MBIA or banking institutions in New York City or in the city in which the principal place of business of the Transferor or the Servicer or the corporate trust office of the Trustee under this Agreement is located are authorized or obligated by law or executive order to close.

     "Calculation  Date":   The last day  of  a  Monthly
Period, except that (a) with respect to any calculations made regarding any Funding, the Calculation Date shall mean the Calculation Date that was the basis for the most recent Monthly Servicer's Report; and (b) with respect to any calculations
that occur  prior  to delivery   of   the  initial  Monthly
Servicer's   Report,                                      the
Calculation Date shall mean the Cut-Off Date.

     "Capitalized Interest Account": The trust account created and maintained pursuant to Section 12.04 hereof.

     "Capitalized Interest Account Deposit": $233,135.42, which is an amount equal to one-fourth of the product of
(i)  the difference  between  (A)  the Discount Rate,  and  (B)
2.5%  and (ii) the Prefunding Account Deposit.

     "Cash Collateral Account": The trust account or accounts created and maintained pursuant to Section 12.03 hereof.

     "Cash Collateral Account Factor": One plus the quotient of (a) the positive difference between (i) the sum of the Class A Interest Rate, the MBIA Premium Rate, the Trustee Fee Rate, and the Back-up Servicer Fee Rate, and (ii) 2.5% over
(b) twelve.

     "Cash Collateral Account Required Balance": As of any date of determination, an amount equal to the product of (i) the Cash Collateral Account Factor and (ii) the Required Collateralization Amount minus the positive difference between: (A) the Aggregate IPB and, if applicable, the sum of the IPB of the Lease Contracts relating to the Funding expected to occur on the related Funding Date, and (B) the Class A Certificate Balance (after giving effect to any payments of principal expected to occur on a related Payment Date, if any) less the Prefunding Account Deposit then on deposit in the Prefunding Account (after releasing amounts therefrom, if any, on a related Funding Date); provided, however, if a Trigger Event has occurred, the Cash Collateral Account Required Balance shall be an amount equal to zero.

     "Certificate"  or "Certificates":  Any one or
collectively, all Class A Certificates, Class B Certificates and the Transferor Certificate  or  all  Certificates  of  any
one  Class,  as   is consistent with the context in which such
term is used.

     "Certificate  Balance":   The Class  A  Certificate
Balance and/or the Class B Certificate Balance, as applicable.

     "Certificate   Funding  Administration   Agreement":
With respect to the Class A Certificates, the administration agreement executed in connection therewith between the Certificate Funding Administrator, the Servicer and the Transferor.

     "Certificate Funding Administrator": Rothschild Inc., or any successor Certificate Funding Administrator approved in writing by MBIA.

     "Certificate Insurance Policy": The certificate guaranty insurance policy issued by MBIA insuring the Class A
Certificates in accordance with the terms thereof.

     "Certificate Interest Rate":  With respect to  the  Class
A Certificates, the Class A Interest Rate and with respect to the Class B Certificates, the Class B Interest Rate.

     "Certificate Purchase Agreement":  Each Certificate
Purchase Agreement between the Transferor and one or more purchasers of Certificates.

     "Certificate  Register"  and "Certificate  Registrar":
The respective meanings specified in Section 2.05 hereof.

     "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register.

     "Class":   The  separate  senior,  junior  and
subordinated classes of Certificates issued pursuant to this Agreement, designated as Class A Certificates, Class B Certificates and the
Transferor Certificate, respectively.
     "Class   A  Certificates":   Any  one  of  the
Certificates executed by the Transferor and authenticated by the Trustee in the form attached hereto as Exhibit A.
     "Class A Certificate Initial Balance": The meaning given in the Terms Schedule attached hereto.
     "Class  A  Certificate Balance":  The  Class  A
Certificate Initial   Balance  less  all  amounts  allocable
to principal distributed to Class A Certificateholders. "Class A Interest Rate": The meaning given in the
Terms Schedule attached hereto.
     "Class  A  Percentage":   The meaning  given  in  the
Terms Schedule attached hereto.
     "Class A Principal Distribution Amount": As of each Payment Date during the Funding Period, zero, and as of each Payment Date during the Amortization Period and prior to the Stated Maturity, an amount equal to the Class A Targeted Principal Distribution Amount for such Payment Date and as of the Stated Maturity, an amount equal to the Class A Certificate Balance as of such date. In addition, on the first Payment Date following the end of the Funding Period, pursuant to Section 12.04(d)(ii) hereof, the Trustee is required to pay any portion of the Prefunding Account Deposit remaining on deposit in the Prefunding Account to the Class A Certificateholders.
     "Class  A  Targeted  Principal Distribution  Amount":
With respect to each Payment Date after the Funding Period has ended, if the Aggregate IPB is less than the Targeted Balance for such Payment Date, an amount equal to the Class A
Certificate Balance (as   of   such  Payment  Date  and  before
giving   effect   to distributions on such date) minus the
Aggregate IPB, and if the Aggregate IPB equals or exceeds the Targeted Balance for such Payment Date, an amount equal
to the Class A Certificate Balance (as   of   such  Payment
Date  and  before  giving   effect   to distributions on such
date) minus the Targeted Balance  for  such Payment Date.
     "Class   B  Certificates":   Any  one  of  the
Certificates executed by the Transferor and authenticated by the Trustee in the form attached hereto as Exhibit B pursuant to the execution of the Class B Supplement.
     "Class  B  Certificate Balance":  The  Class  B
Certificate Initial   Balance,  less  all  amounts  allocable
to principal distributed to the Class B Certificateholders. "Class B Interest Rate": The meaning given in the Class
B Supplement.
     "Class B Certificate Initial Balance": The meaning given in the Class B Supplement.

     "Class  B  Percentage":  The meaning given in  the  Class
B Supplement.

     "Class B Principal Distribution Amount": The meaning given in the Class B Supplement.

     "Class B Supplement": With respect to Class B Certificates that may be issued hereunder, the supplement to
this Agreement in the   form  attached  as  Exhibit  G  hereto
for  the  Class   B
Certificates and pursuant to which the terms of such Class B Certificates are specified as provided in Section 2.02 hereof.
     "Closing Date":  March 25, 1997.
    "Code":  The Internal Revenue Code of 1986, as amended.
     "Collection Account": The trust account or accounts created and maintained pursuant to Section 12.02 hereof.
     "Company":   Granite  Financial, Inc.,  and  all
successors thereto in accordance with the Lease Acquisition
Agreement.
     "Company Certificate": An Officer's Certificate delivered by the Company substantially in the form of Exhibit A to the Lease Acquisition Agreement.
     "Concentration Limits": The meaning specified in the Lease Acquisition Agreement.
     "Controlling Holders": Holders of Class A Certificates representing at least 51% of the Class A Certificate Balance, and after the Class A Certificate Balance has been reduced to zero, Holders of Class B Certificates representing at least 51% of the Class B Certificate Balance, and after the Class B Certificate Balance has been reduced to zero, the Holder of the Transferor Certificate.
     "Corporate Trust Office": The principal corporate trust office of the Trustee at 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, or at such other address as the Trustee may designate from time to time by notice to MBIA, the Certificateholders and the Transferor, or the principal corporate trust office of any successor Trustee.
     "Cumulative Gross Default Rate": For any Monthly Period, the sum of the Implicit Principal Balance of Lease Contracts, determined in the Monthly Period during which such Lease
Contracts became 91 or more days delinquent, that either (a) are currently delinquent for a period of 91 or more days (including any such Lease Contracts that have been repurchased, removed or substituted during such Monthly Period), or (b) the Servicer has determined in accordance with its customary practices that it shall not make a Servicer Advance with respect to such Lease Contract, that a prior Servicer Advance with respect to such Lease
Contract is unrecoverable, or that the remaining Scheduled Payments under the related Lease Contract are uncollectible (including any such Lease Contracts that have been removed, repurchased or substituted during such Monthly Period) divided by the Aggregate Initial IPB.

     "Customer":   The lessee under each related Lease
Contract, including any guarantor of such lessee and their respective successors and assigns.

     "Cut-Off Date":  February 28, 1997.

     "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.
     "Defaulted Lease Contract":  A Lease Contract shall become
     a
Defaulted Lease Contract at the earlier of (a) the Calculation Date on which such Lease Contract becomes delinquent for a period of 180 or more days, or (b) the Servicer determines in accordance with its customary practices that it shall not make a Servicer Advance with respect to such Lease Contract, that a prior Servicer
Advance  with  respect  to  such  Lease  Contract   is
unrecoverable, or that the remaining Scheduled Payments under the related Lease Contract are uncollectible.
     "Delinquency Rate": For any Monthly Period, the sum of the Implicit Principal Balance as of the Calculation Date occurring in such Monthly Period of all Lease Contracts that are more than 60 days and less than 91 days delinquent, as of
such Calculation Date   (including  any  such  Lease  Contracts
that  have   been repurchased, removed or substituted during
such Monthly Period), divided by the Aggregate IPB on such Calculation Date (including any such Lease Contracts that have been repurchased, removed or substituted during such Monthly Period).
     "Delinquent Lease Contract": For any Monthly Period, any Lease Contract (a) as to which a full Scheduled Payment was not received when due by the Servicer and remains unpaid as of the Calculation Date at the end of such Monthly Period and (b) which is not a Defaulted Lease Contract.
     "Determination  Date":   The fourth Business  Day
preceding each Payment Date.
     "Discount Rate": The rate equal to the sum of the Trustee Fee Rate, the Back-up Servicer Fee Rate, the MBIA Premium Rate and the Class A Interest Rate.
     "Dollar(s)":  Lawful money of the United States of
America.
     "Due Date": With respect to each Lease Contract, each date on which payment is due thereunder.
     "Electronic Ledgers": The electronic master records of all lease contracts of the Company or the Servicer similar to  and including the Lease Contracts.
    "Eligible Investments":  Any and all of the following:
     (a) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;
     (b) (i) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the
          United States of America or  any State   thereof
          and   subject  to   supervision
          and
          examination by federal and/or state authorities, so long as at the time of such investment or
          contractual commitment   providing   for  such
          investment,   such depository  institution or trust
          company has a short term unsecured debt rating in the highest available rating category of S&P and Moody's and provided that each such investment has an original maturity of no more than 365 days, and (ii) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

     (c) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (a)
          above   and  entered  into  with   a   depository
          institution  or trust company (acting as  a
          principal) rated  in the highest available rating
          category by  S&P and
          Moody's;   provided,  however,  that   collateral
          transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued weekly at current market price plus accrued interest, (ii) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the
          Trustee  in  exchange  for  such  collateral  and
          (iii) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish
          perfection of a security interest   in   the
          collateral   by   possession   of certificated
          securities.

     (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

     (e) commercial paper having an original maturity of less than 365 days and issued by an institution
          having  a short   term  unsecured  debt  rating  in
          the  highest available  rating  category  of  each
          of  the   Rating Agencies at the time of such
          investment;

     (f) a guaranteed investment contract approved in writing by each of the Rating Agencies and MBIA and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

     (g) money market funds having ratings in the highest available rating categories of S&P and Moody's at the time of such investment which invest only in other Eligible Investments; any such
          money market funds which provide   for  demand
          withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in this Agreement; and

    (h) any investment approved in writing by each of the Rating Agencies and MBIA.
     The Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above. All Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders and MBIA.
     "Eligible Lease Contract": A Lease Contract that satisfies the selection criteria set forth in Section 3.01(a) of the Lease Acquisition Agreement as of the Closing Date or applicable Acquisition Date.
     "Equipment": The equipment leased to the Customers pursuant to the Lease Contracts, including motor vehicles, together with any replacement parts, additions and repairs thereof, and any accessories incorporated therein and/or affixed thereto.
     "ERISA":   The  Employee Retirement Income Security  Act
of
1974, as amended or any successor statute thereto.

     "Event  of Default":  The meaning specified in Section
6.01
hereof.

     "Existing Indebtedness": The meaning specified in the Lease Acquisition Agreement.
     "Expected Maturity":  The meaning specified in the  Class
B Supplement.
     "Final Due Date": With respect to each Lease Contract, the final Due Date thereunder.
     "Final   Payment  Date":   With  respect  to  any  Class
A Certificate or Class B Certificate, the date on which the final principal payment on such Certificate is made as therein or herein provided, whether at the Stated Maturity or Expected Maturity, as applicable, or by acceleration or redemption.
     "Funded Lease Contract": A Lease Contract acquired by the Transferor on a Funding Date.
     "Funding": The acquisition of Funded Lease Contracts by the Transferor from the Company pursuant to the Lease Acquisition Agreement, the conveyance by the Transferor of such Funded Lease Contracts to the Trust and the release of funds from the Prefunding Account in accordance with Article Three and Section 12.04(d)(i) hereof.
     "Funding Amount": As of any Funding Date, the amount, if any, by which the Aggregate IPB and the sum of the IPB of the Lease Contracts relating to the Funding expected to occur
on such Funding    Date   exceeds   the   sum   of   (A)   the
Required Collateralization Amount and (B) the Class A Certificate Balance less the Prefunding Account Deposit then on deposit in the Prefunding Account (prior to releasing amounts therefrom, if any, on the related Funding
Date).
     "Funding  Date":   At the option of the Transferor,  any
of March 31, 1997, May 12, 1997 and June 10, 1997.
     "Funding  Period":   The period of time  commencing  on
the Closing Date and ending on the Funding Termination Date.
     "Funding Report":  A Funding Report in the form of Exhibit
E hereto.
     "Funding Termination Date": The earliest of (a) June 10, 1997, (b) the date on which amounts on deposit in the Prefunding Account are reduced to $30,000 or less and (c) the date on which a Trigger Event occurs.
     "GF Certificate": An Officer's Certificate delivered by the Transferor substantially in the form of Exhibit F hereto.
     "Guaranty  Amounts":   Any  and  all  amounts  paid  by
any guarantor indicated on the applicable Lease Contract.
     "Holder" or "Certificateholder": The person in whose name a Certificate is registered in the Certificate Register.
     "Implicit Principal Balance" or "IPB": As of any date of determination, with respect to any Lease Contract, the present value of the remaining stream of Scheduled Payments (reduced by the applicable Servicer Fee but not reduced by any Additional Servicer Fee) due with respect to such Lease Contract after the applicable Calculation Date, and calculated by discounting such Scheduled Payments (assuming
such Scheduled Payments are received on                   the
last day of the related Monthly Period) to such Calculation Date at an annual rate equal to the Discount Rate, at the same frequency as the Payment Dates; except that on the Calculation Date, (a) on or immediately following the deposit into the Collection Account of any Insurance Proceeds (and the termination of the related Lease Contract) or the Removal Price, or on or immediately following the delivery of a Substitute Lease Contract, (b) immediately on or after the
date  that  a  Lease Contract                             has
become   a   Defaulted   Lease   Contract,                or
(c) immediately preceding the Final Payment Date, the Implicit Principal Balance of each such related Lease Contract
shall  be zero.   To  the  extent  that the Final Due  Date  of
any  Lease Contract  is  later  than  the  Stated  Maturity, any Scheduled Payments due on such Lease Contract after the Calculation Date immediately preceding such Stated Maturity shall not be taken into account in calculating the Implicit Principal Balance of such Lease Contract.
     "Independent":   When  used with respect  to  any
specified Person means such a Person, who (a) is in fact independent of the Transferor, (b) does not have any direct financial interest or any material indirect financial interest in the Transferor or in any Affiliate of the
Transferor and (c) is not connected with the Transferor   as
an  officer,  employee,  promoter,  underwriter, trustee,
partner,   director,  or  person  performing   similar
functions.   Whenever it is herein provided that any
Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Transferor Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

     "Independent  Accountants":   Ehrhardt,  Keefe,  Steiner
& Hottman, or any firm of independent certified public accountants of recognized national standing and reasonably acceptable to MBIA, or if an MBIA Default or Termination has occurred and is continuing, the Controlling Holders.

     "Initial Payment Date":  April 21, 1997.

     "Initial  Lease  Schedule":  The listing of Lease
Contracts and related Equipment attached hereto as Schedule I.

     "Insurance Agreement": The Insurance Agreement dated as of March 1, 1997 by and among MBIA, the Transferor, the Company, the Servicer, the Back-up Servicer, the Trustee and the Certificate Funding Administrator, as amended or supplemented in accordance with the terms thereof.

     "Insurance Policy": With respect to an item of Equipment and a Lease Contract, any insurance policy maintained by the Customer pursuant to the related Lease Contract that covers physical damage to the Equipment or general liability (including policies procured by the Company or the Servicer on behalf of the Customer).

     "Insurance Proceeds": With respect to an item of Equipment and a Lease Contract, any amount received during the related Monthly Period pursuant to an Insurance Policy issued with respect to such Equipment and the related Lease Contract, net of any costs of collecting such amounts not otherwise reimbursed.

     "Insurer": Any insurance company or other insurer providing any Insurance Policy.

     "Investment Letter": The letter required to be delivered by each transferee of a Certificate, as provided in Section 2.06 hereof, substantially in the form of Exhibit D hereto.
     "Lease   Acquisition  Agreement":   The  Lease
Acquisition Agreement dated as of March 1, 1997, by and between the Transferor and the Company, as amended or supplemented from time to time in accordance with the terms thereof.
     "Lease   Assets":   The  meaning  specified  in  the
Lease
Acquisition Agreement.

     "Lease Contract File": The meaning specified in the Lease Acquisition Agreement.

     "Lease Contracts": The lease contracts including all Loan Contracts (and all rights with respect thereto, including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Lease Contract and all rights with respect to any agreements or arrangements with the vendors, dealers or manufacturers of the Equipment to the extent specifically related to any Lease Contract) which are identified either (i) on the Initial Lease Schedule delivered to the Trustee and MBIA on the Closing Date, or (ii) on an Amended Lease Schedule delivered to the Trustee and MBIA on an Acquisition Date; provided that, from and after the date on which a Lease Contract is repurchased, removed or substituted by the Company or the Transferor in accordance with Section 4.03 hereof, such repurchased, removed or replaced Lease Contract shall no longer constitute a Lease Contract for purposes of the Transaction Documents.

     "Lease Receivables": With respect to any Lease Contract, all of, and the right to receive all of (a) the Scheduled Payments, (b) any prepayments made with respect of such Lease Contract, (c) any Guaranty Amounts,
(d) any Insurance Proceeds, (e) any Residual Proceeds, (f) any Overdue Payments, and (g) any Recoveries.

     "Lease Schedule": The Initial Lease Schedule, together with and as amended by all Amended Lease Schedules, each of which shall include with respect to each Lease Contract: (a) a number identifying the Lease Contract, (b) the Implicit Principal Balance, (c) the number identifying the Customer,
(d) the State of the Customer's billing address, (e) the original and remaining term, (f) the Scheduled Payment and the frequency thereof, (g) the Equipment type, (h) the zip code of the Customer's billing address, (i) the broker of the Lease Contract (j) whether such Lease Contract is a "true lease" or a Loan Contract and (k) the amount of any PUT Payment.

     "Lien":   The  meaning  specified in the  Lease
Acquisition Agreement.

     "Liquidated Lease Receivable": A Lease Receivable that has been liquidated pursuant to Section 3.01(b) of the Servicing Agreement.

     "Loan Contract": A Lease Contract that evidences a sale of the related Equipment to the Customer and the retention by the lessor of a security interest in such Equipment.

     "Lockbox Account": The meaning specified in the Servicing Agreement.

     "Material Affiliate": Any entity whose capital stock the Company has majority ownership.

     "MBIA":    MBIA  Insurance  Corporation  and  any
successor thereto.
     "MBIA   Default   or  Termination":   The   occurrence
and
continuance of any of the following events:

     (a) the failure by MBIA to make a payment under the Certificate Insurance Policy in accordance with its terms;

     (b) the occurrence of an "Insurer Insolvency," as that term is defined in the Insurance Agreement, with respect to MBIA; or

     (c)  124  days  have elapsed since the Class A
          Certificates have  been paid in full, MBIA has been
          paid all amounts owed   to   it  under  the
          Insurance  Agreement,
          the
          Certificate Insurance Policy has been surrendered to MBIA and the Insurance Agreement has been terminated.

     "MBIA Premium":  The MBIA Premium specified in the
Insurance Agreement.

     "MBIA Premium Rate": The meaning specified in the Insurance Agreement.

     "Monthly Period": As to any Determination Date or Payment Date, the period beginning on the first day and ending on the last day of the calendar month preceding the month in which such Determination Date or Payment Date occurs.

     "Monthly Servicer's Report": The report prepared by the Servicer pursuant to Section 4.01 of the Servicing
Agreement.

     "Moody's":    Moody's  Investors  Service,  Inc.   and
its
successors in interest.

     "Negative Arbitrage Amount": For any Payment Date, the product of (A) one-twelfth of the Discount Rate and
(B) the balance of the Prefunding Account at the beginning of the related Accrual Period.

     "Net Worth Requirement" has the meaning given in the Terms Schedule attached hereto.

     "Nonrecoverable Advance": The meaning specified in the Servicing Agreement.

     "Officer's  Certificate":   A  certificate  signed  by
the
Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the
Secretary of the company on whose behalf the certificate is delivered, and delivered to the Trustee, which certificate shall comply with the applicable requirements of Section 13.13 hereof. Unless otherwise specified, any reference in this Agreement to an Officer's Certificate shall be to an Officer's Certificate of the Transferor.

     "Opinion of Counsel": A written opinion of outside counsel who shall be reasonably satisfactory to the Trustee and MBIA and which opinion shall comply with the applicable requirements of Section
13.13 hereof.
     "Original Issuance": The date of issuance, if any, of the Class B Certificates.
     "Outstanding": With respect to Certificates, as of any date of determination, all Certificates theretofore authenticated and delivered under this Agreement except:
     (a) Certificates theretofore canceled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation; and
     (b) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser;
provided, however, that for purposes of disbursing payments from the Certificate Insurance Policy and in determining whether the Holders of the requisite amount of Certificate Balance have given any request, demand, authorization,
direction, notice, consent or waiver   hereunder,  Certificates
(other  than  the   Transferor Certificate)  owned by the
Transferor or any other obligor upon the Certificates or any Affiliate of the Transferor or the Servicer or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded.
     "Overdue Payment": With respect to a Monthly Period and a Lease Contract that is a Delinquent Lease Contract, all payments due in a prior Monthly Period that the Servicer receives from or on behalf of a Customer during the related Monthly Period on such Delinquent Lease Contract, including any Servicing Charges.
     "Paying Agent": The Trustee or any other Person that meets the eligibility standards for the Trustee specified in
Section 7.08 hereof and is authorized by the Transferor pursuant to Section 7.16 hereof to pay the principal of, or interest on, any Certificates on behalf of the Transferor.
     "Payment Date": The twentieth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date.
     "Person":    Any   individual,   corporation,
partnership, association,  joint-stock  company,  limited
liability  company, trust   (including   any  beneficiary
thereof),   unincorporated organization or government or any
agency or political subdivision thereof.
     "Placement Agent":  Rothschild Inc.
     "Preference  Claim":   The meaning  given  in  Section
8.01 hereof.
     "Prefunding  Account":   The trust account  established
and maintained pursuant to Section 12.04(b) hereof.
     "Prefunding Account Deposit": The meaning given in the Terms Schedule attached hereto.
     "Private Placement Memorandum" or "Final Private Placement Memorandum": The preliminary Private Placement Memorandum dated March 5, 1997 or the final Private Placement Memorandum dated March 24, 1997.
     "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.
     "PUT Payments": A provision in a Lease Contract obligating the lessee to purchase the related Equipment upon termination.
     "Rating Agencies":  Moody's and S & P.
     "Record Date": The close of business on the last day of the month preceding the applicable Payment Date, whether or not a Business Day, except with respect to an Initial Payment Date, the Record Date shall be the Closing Date.
     "Recoveries":   For any Monthly Period occurring  after
the date on which any Lease Contract becomes a Defaulted Lease Contract and with respect to such Defaulted Lease Contract, all payments that the Servicer received from or on behalf of a Customer during such Monthly Period in respect of such Defaulted Lease Contract or from liquidation or re-leasing of the related Equipment, including but not limited to prepayments, Scheduled Payments, Overdue
Payments,  Guaranty  Amounts,  and  Insurance Proceeds.
     "Redemption Account": The trust account or accounts created and maintained pursuant to Section 12.02 hereof.
     "Redemption  Date":  A date fixed pursuant to Section
10.01
hereof.

     "Redemption   Price":   With  respect  to   any   Class
of
Certificates being redeemed pursuant to Article Ten hereof, and as of the related Redemption Date, the Certificate Balance of such Class of Certificates, together with interest accrued and unpaid thereon to but excluding the
related Redemption  Date  at the   applicable   Certificate
Interest   Rate   (exclusive
of
installments of interest and principal maturing on or prior to such date, payment of which shall have been made or duly provided for to the Holder of such Certificate on the applicable Record Date or as otherwise provided in this Agreement).

     "Redemption Record Date": With respect to any redemption of Certificates, a date fixed pursuant to Section 10.01 hereof.

     "Registered Holder": The Person whose name appears on the Certificate Register on the applicable Record Date or Redemption Record Date.

     "Reinvestment  Income":   Any  interest  or  other
earnings earned on all or part of the Trust Estate.

     "Removal   Price":   With  respect  to  any  Lease
Contract repurchased by the Company pursuant to Sections 2.06 or 3.03 of the Lease Acquisition Agreement or removed by the Transferor pursuant to Section 4.03(d) hereof, the sum of
(a) the Implicit Principal Balance (computed without giving effect to clauses (b) and (c) of the definition of "Implicit Principal Balance") of the related
Lease  Receivable  on  the  Calculation  Date   on
or
immediately preceding the date when the Lease Contract is removed or repurchased, (b) any Scheduled Payments with respect to the Lease Contract due on or prior to such Calculation Date but not received through such Calculation Date, and (c) with respect to the related Equipment, the amount, if any, recorded in the books and records of the Transferor as the "unguaranteed residual."

     "Required Collateralization Amount": The meaning given in the Terms Schedule attached hereto.

     "Residual Proceeds": With respect to a Lease Contract that is not a Defaulted Lease Contract and the related Equipment, the net proceeds (including Insurance Proceeds) of any sale, re-lease (including any lease renewal) or other disposition of such Equipment or any periodic payment under the Lease Contract for use of the Equipment after the initial term thereof.
     "Responsible  Officer":   When  used  with  respect  to
the Trustee, any officer assigned to the Corporate Trust Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any Trust Officer or any other Officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.
    "Sale":  The meaning specified in Section 6.18 hereof.
     "Scheduled  Expenses":   On  any  Determination  Date,
the
Servicer Fee, the Back-up Servicer Fee, the MBIA Premium and the Trustee Fee to be due on the next succeeding Payment Date.

     "Scheduled Payment": With respect to a Payment Date and a Lease Contract, the periodic payment (exclusive of any amounts in respect of taxes and including any PUT Payment but excluding any other balloon payments) set forth in such Lease Contract due from the Customer in the related Monthly Period, calculated without regard to any modification granted pursuant to Section 3.01(b)(v) of the Servicing Agreement.

     "Servicer":   Initially,  the Company,  and  thereafter
any successor  Servicer  appointed pursuant to Section  6.02 of  the Servicing Agreement.

     "Servicer  Advance":  The meaning set forth in Section
3.04
of the Servicing Agreement.

     "Servicing Officers": The persons listed on a certificate of the Servicer from time to time delivered by the Servicer to the Transferor and the Trustee.

     "Servicer  Fee":   The meaning given in the  Terms
Schedule attached hereto.

     "Servicing Agreement": The Servicing Agreement dated as of March 1, 1997 by and among the Servicer, the Transferor, the Back-up Servicer and the Trustee, as amended or supplemented from time to time in accordance with the terms thereof.
     "Servicing  Charges":   The sum  of  (a)  all  late
payment charges paid by Customers on Lease Contracts that are Delinquent Lease Contracts after payment in full of any Scheduled Payments due in a prior Monthly Period and Scheduled Payments for the related Monthly Period and (b) any other incidental charges or fees received from a Customer, including but not limited to, late fees, collection fees and bounced check charges.

     "S & P": Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., and its successors in interest.

     "State": Any state of the United States of America and, in addition, the District of Columbia and Puerto Rico.

     "Stated   Maturity":    With  respect   to   the   Class
A Certificates, December 20, 2002.
     "Substitute Lease Contract": The meaning specified in the Lease Acquisition Agreement.
     "Tangible Net Worth": The excess of (a) the tangible assets of the Servicer and any subsidiaries calculated in accordance with GAAP, as reduced by adequate reserves in each
case  where reserves   are  proper,  over  (b)  all
indebtedness  (including subordinated   debt)  of  the
Servicer  and  its   subsidiaries; provided,  however, that (i)
in no event shall there be  included in  the  above calculation
any intangible assets such as patents, trademarks,   trade
names,  copyrights,   licenses,   goodwill, organizational
costs, advances or loans to, or receivables  from, directors,
officers,  employees  or  subsidiaries  (other   than
subsidiaries that are special purpose entities owned by the Servicer or any subsidiary thereof), prepaid assets, amounts relating to covenants not to compete, pension assets, deferred charges or treasury stock or any securities of the Servicer or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities, (ii) securities included as such intangible assets shall be taken into account at their current market price or cost, whichever is lower, and (iii) any write-up in the book value of any assets shall not be taken into account.
     "Targeted Balance": For each Payment Date occurring in the Amortization Period, the amount indicated for such Payment Date on the Targeted Balance Schedule
     "Targeted Balance Schedule": The schedule prepared by the Certificate Funding Administrator at the close of the Funding Period in accordance with Section 3.03(c) hereof.
     "Terms Schedule":   Schedule II attached hereto.
     "Transaction  Documents":   The  Agreement,  the
Servicing Agreement, the Lease Acquisition Agreement, the Certificates, the Insurance Agreement, the Certificate Insurance Policy and the Certificate Funding Administration Agreement.
     "Transaction Documents Date":  March 1, 1997.
     "Transferor":   GF  Funding Corp. III,  and  all
successors thereto in accordance with the terms hereof.
     "Transferor Certificate": The Certificate substantially in the form of Exhibit C attached hereto executed by the Transferor and authenticated by the Trustee.
     "Transferor  Order"  and "Transferor  Request":   A
written order or request signed in the name of the Transferor by its President or a Vice President, and delivered to the Trustee.
     "Transition  Cost":   Any  documented  expenses
reasonably incurred by a successor Servicer, the Trustee or MBIA in connection with a transfer of servicing from the Servicer to a successor Servicer as successor Servicer
pursuant to Section                                       6.02
of the Servicing Agreement, but not to exceed $50,000.

     "Trigger  Event":  The meaning given in the  Terms
Schedule attached hereto.

     "Trust":  The meaning specified in the Conveyance Clause
of
this Agreement.
     "Trust  Estate":   The meaning specified in  the
Conveyance
Clause of this Agreement.

     "Trustee":   Norwest  Bank Minnesota, National
Association, until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Agreement, and thereafter "Trustee" shall mean such successor
Person.

     "Trustee Fee": The fee payable on each Payment Date to the Trustee in consideration for the Trustee's performance of its duties pursuant to this Agreement as Trustee, in an amount equal to the product of one-twelfth of the Trustee Fee Rate and the Class A Certificate Balance immediately following the preceding Payment Date, provided, however, with respect to the Initial Payment Date, the Trustee Fee shall equal $954.86.

     "Trustee Fee Rate":  The meaning given in the Terms
Schedule attached hereto.

     "Vice  President":   With respect to the Transferor  or

the Trustee,  any  vice  president, whether or not  designated by  a number  or a word or words added before or after the

title  "vice president."

                          ARTICLE TWO

                       THE CERTIFICATES

     Section 2.01   Form Generally.

     The   Class   A   Certificates  and  the   certificates
of authentication shall be in substantially the form set forth in Exhibit A attached hereto and the Class B Certificates shall be in substantially the form set forth in Exhibit B attached hereto and the Transferor Certificate shall be in substantially the form set forth in Exhibit C attached hereto, in each case with such appropriate insertions,
omissions,  substitutions   and   other variations  as  are
required or permitted by this Agreement,  and may  have  such
letters, numbers or other marks of identification and   such
legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution of the Certificates.


     The definitive Certificates shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any manner acceptable to the Trustee and the initial purchasers of the Certificates, all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates.


     Section 2.02   Classes of Certificates; Denomination.


     (a) This Agreement provides for the issuance by the Transferor of Certificates consisting of Class A Certificates, Class B Certificates and the Transferor Certificate, all subject to and in accordance with the terms
of this  Agreement.   Each Certificate  shall  bear  upon the
face thereof the designation selected for the Class to which it belongs.


     All Class A Certificates issued under this Agreement shall in all respects represent a fractional undivided interest in the Trust Estate, pari passu with all other Class A Certificates, and shall be entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement.
     All Class B Certificates issued under this Agreement shall in all respects represent a fractional undivided interest in the Trust Estate, pari passu with all other Class B Certificates and subordinate to all Class A Certificates and to certain other payments as provided herein (although the Class B Certificates are not secured by and do not have the benefit of the Certificate Insurance Policy or any proceeds therefrom), and shall be entitled to the benefits hereof
without preference, priority  or distinction              on
account  of  the  actual  time  or   times
of
authentication and delivery, all in accordance with the terms and provisions of this Agreement.

     The rights of the Holders of the Class B Certificates to receive payments of interest and principal in respect of the Class B Certificates on any Payment Date shall be subordinated to the rights of the Holders of Class A Certificates to receive payments of principal and interest in respect of the Class A Certificates on such Payment Date and other payments as set forth in Section 12.02(d).

     The rights of the Holders of the Transferor Certificate to receive payments in respect of the Transferor Certificate on any Payment Date shall be subordinated to the rights of the Holders of Class A Certificates and Class B Certificates to receive payments of principal and interest in respect of the Class A Certificates and Class B Certificates on such Payment Date and certain other payments as set forth in
Section 12.02(d).

     (b)   The aggregate principal amount of Class A
Certificates
that may be authenticated and delivered under this Agreement shall be $27,500,000, and the aggregate principal amount of Class B Certificates that may be authenticated and delivered under this Agreement shall be set forth in the Class B Supplement, except for Certificates authenticated and delivered upon registration of transfer or in exchange for or in lieu of, other Certificates pursuant to Sections 2.04, 2.05, 2.07 or 9.05 hereof. The Class A and Class B Certificates shall be issuable only as registered Certificates
without  coupons  in  denominations  of  at   least $250,000
and any amount in excess thereof; provided, however, that, the foregoing shall not restrict or prevent the transfer in accordance with Sections 2.05 and 2.06 hereof of any Certificate with a remaining Certificate Balance of less than $250,000. The
Transferor Certificate shall have no stated principal amount and no stated interest rate.

     Section   2.03     Formation,   Execution,
Authentication, Delivery and Dating.

     (a) By its conveyance of the Trust Estate to the Trustee as set forth in the Conveyance Clause hereof, the Transferor hereby establishes the Trust in exchange for the Transferor Certificate, the proceeds of the sale of the Class A Certificates and the proceeds, when and if sold, of the sale of the Class B Certificates, and all other rights of
the Transferor  set  forth herein.                        On
the Closing Date, Certificates shall be  issued  in
accordance with the terms hereof by the Trust and, upon written order from the Transferor, the Trustee shall authenticate (i) the Class A Certificates in an aggregate principal amount of
$27,500,000  and (ii) the Transferor Certificate.   The  Class
B Certificates may be issued at any time after the Closing Date at the election of the Transferor subject to Section 4.08 hereof.
The terms of the Class B Certificates shall be set forth in the Class B Supplement.
     (b)   The  Certificates shall be executed on behalf  of
the
Transferor by the President or one of the Vice-Presidents of the Transferor under its corporate seal imprinted or
otherwise reproduced  thereon.   The signature of  these
officers  on  the Certificates must be manual.

     (c)    Certificates   bearing  the  manual   signatures
of
individuals who were at any time the proper officers of the Transferor shall bind the Transferor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Certificates or did not hold offices at the date of authentication or delivery of such Certificates.

     (d) Each Certificate shall bear on its face the Closing
Date  (or  the date of its issuance with respect to any  Class
B Certificates which may be issued hereunder) and be dated as of the date of its authentication.

     (e) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

     Section 2.04   Temporary Certificates.

     Pending the preparation of definitive Certificates, the Transferor may execute, and upon Transferor Order, the Trustee shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, containing the same terms and representing the same rights as the definitive Certificates in lieu of which they are issued.

     If temporary Certificates are issued, the Transferor will cause definitive Certificates to be prepared without
unreasonable delay.   After  the  preparation of definitive
Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Transferor to be maintained as provided in Section 11.02(m)
hereof, without charge to the Holder.   Upon surrender
for  cancellation  of  any  one  or  more   temporary
Certificates, the Transferor shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Certificates of any authorized denominations and of a like initial aggregate principal amount and Stated Maturity or Expected Maturity, as
applicable.   Until  so  exchanged,  the temporary Certificates
shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

     Section  2.05    Registration, Registration of Transfer
and Exchange.

     (a) The Transferor shall cause to be kept at an office or agency to be maintained by the Transferor in accordance with Section
11.02(m) hereof a register (the "Certificate Register"), in which, subject to such reasonable regulations as it may prescribe, the Transferor shall provide for the registration of
Certificates and the registration of transfers of Certificates. Norwest Bank Minnesota, National Association, 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113, is hereby appointed "Certificate Registrar" for the purpose of registering Certificates and transfers of Certificates as herein provided. The Trustee shall have the right to examine the Certificate Register at all reasonable times and to rely conclusively upon a Certificate of the Certificate Registrar as to the names and addresses of the Holders of the Certificates and the principal amounts and numbers of such Certificates as held.
     (b) Upon surrender for registration of transfer of any
Certificate at the office or agency of the Transferor to be maintained as provided in Section 11.02(m) hereof and subject to the conditions set forth in Section 2.06 hereof, the Transferor shall execute, and the Trustee or its agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, and of a like aggregate principal amount, Class and Stated Maturity or Expected Maturity, as applicable.

     (c)   At  the  option  of the Holder,  Certificates  may
be
exchanged for other Certificates of any authorized denominations and of a like aggregate principal amount, Class and Stated Maturity or Expected Maturity, as applicable, upon surrender of the Certificates to be exchanged at such office or agency. Whenever any Certificates are so surrendered for exchange, the Transferor shall execute, and the Trustee or its agent shall
authenticate   and   deliver,   the   Certificates   which
the
Certificateholder making the exchange is entitled to receive.

     (d)   All  Certificates  issued  upon  any  registration
of
transfer  or  exchange of Certificates shall be entitled  to
the same   benefits   under  this  Agreement,  as  the
Certificates surrendered upon such registration of such transfer or exchange.

     Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Transferor or the Certificate Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Transferor and the Certificate Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Transferor may require payment of a sum sufficient to cover any tax or other governmental charge that may be
imposed       in
connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section
2.04 or 9.05 hereof not involving any registration of transfer.

     Section 2.06   Limitation on Transfer and Exchange.
     (a)   The Certificates have not been registered or
qualified
under the Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state. No transfer of any Certificate shall be made unless that transfer is made in a transaction which does not require registration or qualification under the 1933 Act or under applicable state securities or "Blue Sky" laws. In the event that a transfer is to be made without registration or qualification, such Certificateholder's prospective transferee shall either (i) deliver to the Trustee an Investment Letter or (ii) deliver to the Trustee an opinion of counsel that the transfer is exempt from such registration or qualification (which opinion shall not be at the expense of the Transferor, the
Trustee,  the  Servicer  or  the  Trust  Estate).   Neither
the
Transferor nor the Trustee is obligated to register or qualify the Certificates under the 1933 Act or any other securities law. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, MBIA and the Transferor against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. The Trustee shall promptly, after receipt of such information as is provided by the Servicer, furnish to any Holder, or any Prospective Owner designated by a Holder, the information required to be delivered to Holders and Prospective Owners of Certificates in connection with resales of the Certificates to permit compliance with Rule 144A of the 1933 Act in connection
with such  resales.                                       Such
information shall be provided to the Trustee by the Servicer.

     (b) No acquisition or transfer of a Certificate or any interest therein may be made to any "Benefit Plan Investor" (as defined in 29 C.F.R. 2510.3-101) or to any person who is directly or indirectly purchasing such
Certificates  or   an interest therein on behalf of, as named
fiduciary of, as trustee of, or with assets of, such a Benefit Plan Investor unless the Trustee is provided with evidence that establishes to the satisfaction of the Trustee that (i) either no "prohibited transaction" under ERISA or the Code will occur in connection with such prospective acquiror's or transferee's acquisition and holding of the Certificates or that the acquisition and holding of the Certificates by such prospective acquiror or transferee is subject to a statutory or administrative exemption, and (ii) that the prospective acquiror's or transferee's acquisition  and
holding  will  not  subject  the Transferor,  the  Servicer,
the Trustee                                               or
the  Certificate  Funding  Administrator   to
any
obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in the Transaction Documents.

     (c) No transfer of the Transferor Certificate by the Transferor may be made except in accordance with Section
11.02(o) hereof.

     (d) The Trustee shall have no liability to the Trust Estate or any Certificateholder arising from a transfer of any such Certificate in reliance upon a certification
described  in  this Section                               2.06.
     Section   2.07    Mutilated,  Destroyed,  Lost   or
Stolen Certificate.
     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee receives evidence
to  its satisfaction   of  the  destruction,  loss  or   theft
of    any
Certificate, and (ii) there is delivered to the Trustee and MBIA such security or indemnity as may be required by the Trustee to save the Transferor, the Trustee and MBIA or any agent of any of them harmless, then, in the absence of notice to the Transferor or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Transferor shall execute and, upon its request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same tenor, initial
principal amount and  Stated  Maturity  or Expected   Maturity,
as  applicable,  bearing   a   number
not
contemporaneously outstanding. If after the delivery of such new Certificate, a bona fide purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, MBIA, the Transferor and the Trustee shall be entitled to recover such new Certificate from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by MBIA, the Transferor or the Trustee or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Certificate shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Certificate, the Transferor may pay such Certificate without surrender thereof, except that any mutilated Certificate shall be surrendered.
     No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Transferor may require payment of a sum sufficient to cover any tax or other governmental charge that may be
imposed         in
connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section
2.04  or 9.05 hereof not involving any registration of
transfer.  Upon the issuance   of  any  new  Certificate  under
this  Section,  the
Transferor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Certificate issued pursuant to this Section 2.07, in lieu of any destroyed, lost or stolen Certificate, shall constitute an original additional contractual obligation of the Transferor, whether or not
the  destroyed,  lost  or   stolen Certificate shall be at any
time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

     The  provisions  of  this Section are  exclusive  and
shall preclude  (to  the extent lawful) all other rights  and
remedies with   respect  to  the  replacement  or  payment  of
mutilated, destroyed, lost or stolen Certificates.

     Section  2.08   Payment of Principal and Interest;
Principal and Interest Rights Preserved.

     (a) For each applicable Accrual Period, the Class A Certificates and the Class B Certificates shall bear interest on their respective Class A or Class B Certificate Balance at their applicable Certificate Interest Rate, until the last day preceding the Final Payment Date and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and until fully paid. Interest for each Accrual Period shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Interest shall be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the Certificate Balance immediately following the preceding Payment Date or on the Closing Date, if there has not been any preceding Payment Date; provided that the payment of interest on the Class B Certificates is subordinate to the payment of principal and interest on the Class A Certificates and other fees and expenses as specified in
Section 12.02(d). In making any such interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

     (b)   The  principal of each Class A and Class B
Certificate
shall  be payable in installments ending no later than the
Stated Maturity  or                                    Expected
Maturity thereof unless  such  Certificate
becomes  due  and  payable at an earlier date by  declaration of
acceleration, call for redemption or otherwise. All reductions in the principal amount of a Certificate effected
by payments of installments                            of
principal made on any  Payment  Date  shall            be
binding upon all future Holders of such Certificate and of any Certificate issued upon the registration of transfer thereof or in  exchange  therefor or in lieu thereof, whether  or  not
such
payment  is  noted  on  such Certificate.   Each  installment
of
principal  payable on the Class A Certificates  shall  be  in an
amount equal to the Class A Principal Distribution Amount and the Additional Principal Amount, if any, available to be
paid    in
accordance with the priorities of Section 12.02(d) hereof.
Each
installment of principal payable on the Class B Certificates shall be in an amount equal to the Class B Principal Distribution Amount; provided that the payment of
the  Class  B  Principal Distribution                  Amount
shall be subordinate  to  the  payments                of
principal and interest on the Class A Certificates and to certain other payments in accordance with Section 12.02(d) hereof. The principal  payable on the Class A Certificates shall be  paid on
each  Payment  Date beginning on the first Payment  Date  in
the Amortization                                       Period
and ending on the Final  Payment  Date,  and
unless otherwise stated in the Class B Supplement, the principal payable on the Class B Certificates shall be paid on each Payment Date beginning on the first Payment Date after the later of the Funding Termination Date and issuance thereof and ending on the applicable Final Payment Date. All payments of principal with respect to all of the Certificates
of any Class, shall be made on a  pro  rata            basis
based upon the ratio  that  the  certificate
balance of a Certificate bears to the Certificate Balance of
all Certificates                                       of  such
Class; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be increased to the nearest whole cent, and such portion shall be deducted from the next succeeding principal payment.

     (c)   The principal, interest and any other amounts paid
on
the Certificates are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register or by wire transfer in immediately available funds to the account specified in writing to the Trustee by such Registered Holder at least five Business Days prior to the Record Date
for the Payment  Date                                  on
which  wire transfers will commence, in such coin or currency of
the United States of America as at the time of payment is legal tender for the payment of public and private debts.
Except   as
set  forth  in  the final sentence of this Section  2.08(c),
all payments   on   the  Certificates  shall  be  paid  without
any
requirement of presentment. The Transferor shall notify the Person in whose name a Certificate is registered at the
close    of
business  on the Record Date next preceding the Payment  Date on
which  the  Transferor  expects that  the  final  installment of
principal of such Certificate will be paid that the Transferor expects that such final installment will be paid on
such Payment Date.                                Such notice
shall be mailed no later than the tenth day prior to such Payment Date and shall specify the place where such Certificate may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.16 hereof. Each Certificateholder shall surrender its Certificate to the Trustee prior to payment of the final installment of principal of such Certificate.

     (d) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest
on      the
Certificates,  if the Certificates have become or  been
declared due   and  payable  following  an  Event  of  Default
and  such
acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on such Certificates shall be made in accordance with Section 6.08 hereof.

     (e) Payments on the Transferor Certificate shall be made on each Payment Date to the extent funds are available therefore pursuant to Section 12.02(d)(xvi).
     (f) Each Holder of a Certificate, by acceptance of its Certificate, agrees that during the term of this Agreement and for one year and one day after the termination hereof, such Holder or any Affiliate thereof will not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement,
insolvency  or  liquidation  proceeding  or   other proceeding
under any federal or state bankruptcy or similar  law against the Transferor.
     (g)   The  Certificates are payable only out  of  the
Trust Estate   and  do  not  represent  recourse  obligations
of        the
Transferor, the Servicer or any affiliate thereof or any successor thereto.

     Section 2.09   Persons Deemed Owner.
     Prior to due presentment for registration of transfer of any Certificate, the Transferor, MBIA, the Trustee and any agent of the Transferor, MBIA or the Trustee shall treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving payments of principal of and interest on such Certificate and for all other purposes whatsoever, whether or not such Certificate be overdue, and neither the Transferor, MBIA, the Trustee nor any agent of the Transferor, MBIA or the Trustee shall be affected by notice to the contrary.
     Section 2.10   Cancellation.
     All Certificates surrendered to the Trustee for payment, registration of transfer or exchange (including Certificates surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly canceled by the Trustee. No Certificates shall be authenticated in lieu of or in exchange for any Certificates
canceled  as  provided  in  this Section          2.10,  except
as expressly permitted by this  Agreement.
All canceled Certificates held by the Trustee shall be disposed of by the Trustee as is customary with its standard practice.

     Section 2.11   Tax Treatment.

     The   Transferor  has  structured  this  Agreement  and
the Certificates with the intention that the Class A Certificates qualify under applicable tax laws as indebtedness
secured by  the Trust  Estate.   The Transferor further intends
that the Trust formed hereby be disregarded as an entity separate from the Transferor if and until the date when
there is  more  than  one Certificateholder       (not
including   holders   of                          Class    A
Certificates), and thereafter be treated as a partnership, with the assets of the partnership including all of the assets comprising the Trust Estate, the partners of the partnership being the Class B Certificateholders and the holder of the Transferor Certificate, and the Class A Certificates being nonrecourse debt of such partnership. The Transferor, the Trustee, the Servicer, MBIA and each Certificateholder, by acceptance  of  its  Certificate  (and  any  Person  that  is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein) agree to report the transactions contemplated hereby in accordance with the above stated intentions unless and until determined to the contrary by an applicable taxing
authority.   In  connection therewith, at any time after the
date when there is more than one Certificateholder   (not
including   holders   of    Class
A
Certificates), the Holder of the Transferor Certificate shall

(i) maintain  capital  accounts and make partnership

allocations  in accordance with section 704 of the Code, (ii)

file Form 8832 with the  Internal Revenue Service and make the election provided  for to  have  the  Trust be classified as a partnership  for  federal income  tax purposes and (iii) be

designated as the "tax  matters partner" of the Trust.

                         ARTICLE THREE

                           FUNDINGS

     Section 3.01   Fundings.

     Subject to satisfaction of the conditions precedent set forth in Section 3.03 hereof and Eligible Lease Contracts being available to be acquired pursuant to the Lease Acquisition Agreement, during the Funding Period the Transferor
shall acquire Funded   Lease  Contracts  pursuant  to  the
Lease   Acquisition Agreement with amounts on deposit in the
Prefunding Account.


     Section  3.02    Determination of Funding  Amounts;
Release from the Prefunding Account.


     (a) The Funding Amount for the Funded Lease Contracts acquired on a Funding Date shall be determined by the Servicer on behalf of the Transferor, and confirmed by the Certificate Funding Administrator and the Trustee and shall be reflected in the Funding Report with respect to Lease Contracts identified on the related Amended Lease Schedule attached to the GF Certificate and the Company Certificate for such Funding. Each Funded Lease Contract shall automatically become subject to this Agreement, and the related Lease Contract Files shall be held by the Trustee as provided herein.


     (b) On each Funding Date, provided that the provisions of Section 3.03 hereof are satisfied, the Trustee shall release
from the   Prefunding  Account  the  amounts  specified   in
Section
12.04(d)(i) and remit such funds in accordance with such Section. Thereafter, the Trustee shall release from the Cash Collateral Account the amount specified in Section 12.03(d)(iv) hereof and remit such funds in accordance with such Section. At the end of the Funding Period, the Trustee shall release all remaining amounts in the Prefunding Account in accordance with Section 12.04(d)(ii) hereof.

     Section 3.03   Procedure for Fundings.

     (a) Conditions Precedent. Each Funding is subject to the satisfaction of the following conditions precedent on the relevant date specified below:

          (i)   the  Servicer shall have provided three
     Business Days  advance  notification to the  Trustee,
     MBIA  and  the Certificate  Funding  Administrator  (by
     telephone  or          in
     writing) of a request for a Funding to occur;

          (ii)  no  later  than 11:00 a.m. (New  York  time)
the
     second Business Day immediately prior to the requested Funding Date, the Transferor shall have delivered to the Certificate Funding Administrator and the Trustee, by a diskette or electronic transfer, a list of the proposed Lease Contracts to be funded, and providing for each such Lease Contract all information required to be provided in the Amended Lease Schedule as provided in the definition thereof;
          (iii) the delivery by the Transferor to the Trustee on or before the second Business Day immediately
     prior  to the   requested  Funding  Date  of  the
     original   executed counterpart of the Lease Contracts
     relating to such Funding and the other items comprising the related Lease Contract Files, including, in the case of titled Equipment, a certificate of title naming the Trustee as first lienholder of such titled Equipment and, in the case of Lease Contracts which are not Loan Contracts, a certificate of title naming the Transferor as owner and naming the Trustee as first lienholder of such titled Equipment;
          (iv) the Transferor's delivery to the Trustee on or before the Business Day immediately prior to the
     requested Funding   Date  of  the  GF  Certificate  and
     the   Company Certificate, each accompanied by an Amended
     Lease Schedule, executed by the Company or the Transferor, as appropriate;
          (v) the Trustee shall have no actual knowledge that a Default, Event of Default or Trigger Event shall exist or shall result from the Funding;
          (vi) the Certificate Insurance Policy shall be in full force and effect and the Trustee shall have no actual knowledge that an MBIA Default or Termination shall have occurred;
          (vii)      the Transferor shall have certified
pursuant
     to the GF Certificate that (A) the Lease Contracts proposed to be funded with such Funding shall be Eligible Lease Contracts and (B) after giving effect to such Funding, the Concentration Limits shall not have been exceeded;

          (viii)     as  of  the second Business Day
immediately
     prior  to the requested Funding Date, a Certificate
     Funding Administrator  is in place in accordance with
     Section  3.05 hereof;

          (ix) such Funding shall occur on a Funding Date; and

          (x) the Funding Report shall have been delivered to the Trustee and MBIA pursuant to clause (b) below.

     The Trustee may assume that MBIA has received all of the documentation required to be delivered to MBIA pursuant to this Article III if MBIA has not notified the Trustee, in writing, no later than 11:00 a.m. (Minneapolis time) on any Funding Date that MBIA has not received any such documentation.

     (b) Preparation of Funding Report. The Servicer, together with the Certificate Funding Administrator, shall review such diskette or electronic transfer specified in clause (a)(ii) above and prepare a Funding Report from the information provided in such diskette or electronic transfer, the existing information regarding all other Lease Contracts and the existing information used to generate the Monthly Servicer's Report. No later than 10:00 a.m. (New York time) on each Business Day immediately preceding  a  proposed  Funding  Date,  the  Certificate
Funding
Administrator shall fax the Funding Report, and the amount to be released from the Cash Collateral Account and the Prefunding Account, to the Transferor and the Transferor shall thereupon execute such report and fax it to MBIA and the Trustee no later than 11:00 a.m. (New York time) on such
date of  receipt.                                           The
Servicer  shall forward to MBIA by overnight mail  or
electronic transfer,                                      for
receipt by MBIA on the related Funding Date, a diskette or other electronic file, containing, in a standardized format, the same information that was delivered by the Transferor pursuant to clause (a)(ii) above.

     (c)   Preparation of Targeted Balance Schedule.
Immediately
after the Funding Termination Date, the Certificate Funding Administrator shall prepare and deliver to the Trustee, MBIA, the Transferor, the Servicer and the Certificateholders
the  Targeted Balance  Schedule.   Such schedule shall be based
on  all  Lease Contracts                                  then
assigned to the Trustee and  shall  reflect               the
targeted decline of the Class A Certificate Balance assuming (i) no delinquencies, defaults or prepayments on the Lease Contracts, (ii) the Class A Certificateholders are paid on each Payment Date the Class A Percentage of the Scheduled Payments to be paid during the related Monthly Period and (iii) such adjustments as may be necessary pursuant to clause (b) or (c) of the definition of Required Collateralization Amount are taken into account when such
clauses would  be  applicable  for                        any
Payment Date.

     Section 3.04   Verification of Funding Report.

     (a) Upon the Trustee's receipt of a Funding Report pursuant to Section 3.03(b) hereof, the Trustee shall recompute all of the calculations in such Funding Report (including without limitation a recalculation of the Implicit Principal Balance of the related Lease Contracts) based on the information contained in the list of Lease
Contracts forwarded to it by diskette or electronic transfer, the existing information regarding all other Lease
Contracts  and  the  existing information used  to  generate the
Monthly Servicer's Report.  If the Trustee does not discover
and
is not notified of any errors in the calculations in such Funding Report that have not been corrected by 3:00 p.m. (New York time) on the Business Day immediately preceding the
proposed  Funding Date   and   all  of  the  conditions
precedent  set  forth                                      in
Section 3.03 hereof have been satisfied (provided, however,
that
with respect to 3.03(a)(vii)(A), the Trustee may conclusively rely on the Company Certificate), the Trustee
shall release                                             the
amounts specified in Section 3.02(b) from the Cash Collateral Account and the Prefunding Account in accordance
with  Section 3.02  hereof.   If  the Trustee discovers or is
notified  of                                              any
error  in  the Funding Report that is not corrected by 3:00
p.m.
(New  York  time) on the Business Day immediately  preceding the
proposed  Funding Date or if any of the conditions precedent set
forth  in  Section  3.03(a) hereof have not been  satisfied, the
Trustee shall notify the Transferor that the applicable Funding is postponed until the next Business Day following resolution of any such error, and the Trustee shall thereupon
notify MBIA                                               and
the  Certificate Funding Administrator of such  error.   If
MBIA discovers                                            any
error in the Funding Report after a Funding  based
on  such report, MBIA shall notify the Trustee, the Servicer,
the Company,                                                the
Certificate  Funding   Administrator   and                  the
Transferor.

     (b) If a Funding occurs based upon a Funding Report with respect to which an error has been discovered and the Certificate Funding Administrator or the Transferor is not able to correct such error to the satisfaction of MBIA by the next succeeding date upon which a Funding is permitted to occur (or, in the case of the final Funding preceding or on the applicable Funding Termination Date, by the Payment Date immediately following such Funding Termination Date), the Transferor shall cause the Company to either (i) repurchase the affected Lease Contracts at a price equal to the Removal Price of such Lease Contracts, (ii) replace the affected Lease Contracts with Substitute Lease Contracts, in each case on the earlier of
(x) the second succeeding date upon which the next Funding is permitted to occur, (y) the following Determination Date and (z) the Funding Termination Date or (iii) deposit funds in the Prefunding Account (or, in the case of the final Funding preceding or on the applicable Funding Termination Date, the Collection Account) in the amount, if any, by which the Funding Amount as recalculated based on the correct information is less than the erroneous Funding Amount.

     (c) On the Funding Termination Date, the Transferor will forward to the Independent Accountants by mailing computer diskettes or by electronic transfer, the Funding Reports prepared during the Funding Period together with the information necessary to calculate  the  Implicit  Principal  Balance  of  the  Lease
Contracts.    Within  sixty  (60)  days  following  the
Funding
Termination Date, the Transferor shall cause the Independent Accountants to (i) recalculate the Implicit Principal Balance of the Lease Contracts included in such Funding Reports and the related Funding Amounts, in each case based solely on the information contained in such reports or on such computer diskettes, and to send the results of such recalculation to the Transferor, the Trustee, the Servicer, the Certificate Funding Administrator and MBIA and (ii) reunderwrite 10% of all Lease Contracts acquired by the Transferor during the Funding Period and 100% of all Lease Contracts acquired by the Transferor during the Funding Period having titled Equipment underlying such Lease Contracts. If any errors have been discovered by the Independent Accountants in the course of any such review, and the Certificate Funding Administrator or the Transferor is not able to correct such error to the satisfaction of MBIA by
the next Payment  Date following   receipt  by  the  Transferor
from  the   Independent Accountants  of  the  results, the
Transferor shall cause the Company to either (i) repurchase the affected Lease Contracts at a price equal to the Removal Price of such Lease Contracts, (ii) replace the affected Lease Contracts with Substitute Lease Contracts or
(iii) deposit funds in the Collection Account in the amount, if any, by which the Funding Amount as recalculated based on the correct information is less than the erroneous Funding Amount.

     Section    3.05     Appointment   of   Certificate
Funding
Administrator.

     (a) As a condition to the issuance of the Class A Certificates, the Transferor shall appoint Rothschild Inc. to act as the Certificate Funding Administrator to perform the functions described in this Article Three. If at any time MBIA, or upon an MBIA Default or Termination, the Controlling Holders, shall notify the Trustee and Rothschild Inc. in writing that Rothschild Inc. has failed to perform its duties in accordance with this Article Three or if at any time, Rothschild Inc. shall become the subject of a proceeding
under the United States Bankruptcy  Code or               if
Rothschild   Inc.   resigns  as   Certificate
Funding
Administrator, the Servicer shall direct the Transferor to appoint a successor Certificate Funding Administrator of the Servicer's choosing which shall be acceptable to MBIA and notify the
Trustee   of  such  appointment.   Upon  notice   of      such
appointment, the Trustee shall mail written notice thereof by first-class mail, postage prepaid, to all Certificateholders.
Upon the Certificate Funding Administrator's resignation or termination pursuant to this Section 3.05, (i) the Certificate Funding Administrator shall comply with the provisions hereof and the Insurance Agreement until the acceptance of the appointment of a successor Certificate Funding Administrator and (ii) until the Trustee receives MBIA's written consent to a successor Certificate Funding Administrator, no Funding shall occur.
Any
successor Certificate Funding Administrator upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder,
with like effect   as  if  originally  named  as  the
Certificate  Funding Administrator.

     (b)   The  Transferor agrees to pay the Certificate
Funding
Administrator  compensation for its services under  this
Article Three   in   accordance
with  the  Certificate   Administration
Agreement, which fee, if any, shall in no event be an obligation of the Trust Estate.

                         ARTICLE FOUR

     ISSUANCE OF CERTIFICATES; SUBSTITUTIONS OF COLLATERAL

     Section  4.01    Conditions to Issuance of  Certificates
on Closing Date.

     All Certificates to be issued on the Closing Date shall be executed by the Transferor and delivered to the Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Trustee upon Transferor Order and upon receipt by the Trustee of the following:

     (a)  the Initial Lease Schedule;

     (b) the original executed counterpart of each Lease
Contract listed on the Initial Lease Schedule and all other items included in the related Lease Contract File, subject to such exceptions as shall be noted in an exception report delivered by the Trustee to MBIA, the Servicer and the Certificateholders within 10 days of the Closing Date;

     (c)   a  Board  Resolution of each of  the  Transferor,
the
Servicer   and  the  Company  authorizing,  as  applicable,
the
execution, delivery and performance of the Transaction Documents and the transactions contemplated hereby and by the other Transaction Documents, certified by the Secretary or an Assistant Secretary of the Transferor, the Servicer or the Company, as applicable;

     (d)   a copy of an officially certified document, dated
not
more  than 30 days prior to the Closing Date, evidencing the due organization  and  good standing of each of the
Transferor,  the Servicer and  the  Company  in  their
respective   states
of
incorporation;

     (e)   copies of the Certificate of Incorporation and By-
Laws
of each of the Transferor, the Servicer and the Company, certified by the Secretary or an Assistant
Secretary of the Transferor, the Servicer and the Company, as applicable;

     (f) (i) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Company's chief executive office of UCC-1 financing statements executed by the Company, as debtor, and naming the Transferor as secured party, the Trustee for the benefit of the Certificateholders and MBIA as assignee and the
Lease Assets as collateral; and (ii) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Transferor's chief executive office of UCC-1 financing statements executed by the Transferor, as debtor, and naming the Trustee for the benefit of the Certificateholders and MBIA as secured party, and the Trust Estate as collateral;
     (g) a certificate listing the Servicing Officers of the
Servicer as of the Closing Date;

     (h) an executed copy of the Servicing Agreement and the
Lease Acquisition Agreement;

     (i)   the  Certificate  Insurance Policy  for  the  Class
A
Certificates;

     (j)   evidence  of  the  deposit of the  Prefunding
Account
Deposit and the Capitalized Interest Account Deposit;

     (k) evidence of the deposit by the Transferor into the
Collection Account of any amounts due and paid on the Lease Contracts since the Cut-Off Date; and

     (l)   such  other  documents as the  Trustee,  MBIA  or
the
Certificateholders   may  reasonably  require,   including
such documents  and  opinions  described in the  Certificate
Purchase Agreements or the Insurance Agreement.

     MBIA shall have agreed, by delivering the Certificate Insurance Policy, that the conditions precedent in this Section 4.01 have been satisfied to MBIA's satisfaction or waived by MBIA.

     Section 4.02   Perfection of Transfer.

      (a)   The  Transferor  and  the Company  shall  file  UCC-
1
financing  statements  described in  Section  4.01(f)  hereof in accordance with such Section. Within thirty days of the Closing Date, the Transferor and the Company shall file an application for certificate of title for each item of titled  Equipment, naming the Trustee as first lienholder and
with respect to  Lease Contracts                          which
are  not  Loan  Contracts,  also  naming   the
Transferor as owner of such titled Equipment. On or prior to the Funding Termination Date, the Transferor and the Company shall deliver such original certificate of title to the
Trustee.   From time  to time, the Servicer shall take or cause
to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's and MBIA's respective interests in the Lease Contracts against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

     (b) If any change in either the Company's or the
Transferor's name, identity, structure or the location of its principal place of business or chief executive office occurs, then the Transferor shall, or the Transferor shall cause the Company to deliver 30 days prior written notice of such change or relocation to the Servicer, MBIA and the Trustee and no later than the effective date of such change or relocation, the Servicer shall file such amendments or statements as may be required to preserve and protect the Trustee's and MBIA's respective interests in the Trust Estate.

     (c) During the term of this Agreement, the Transferor will maintain its chief executive office and principal place of business in one of the States of the United States.
     (d)   The  Servicer agrees to pay all reasonable  costs
and disbursements   in  connection  with  the  perfection   and
the
maintenance of perfection, as against all third parties, of the Trustee's and MBIA's respective right, title and interest in and to the Trust Estate.

     (e)    The   Trustee   shall  hold  the  original
executed
counterparts of each Lease Contract at its office in the State of Minnesota, and at any such new address in the State of Minnesota as the Trustee shall inform the Servicer, the Transferor, and MBIA in writing from time to time. The Trustee shall hold each Lease Contract for the benefit of Certificateholders and MBIA, and maintain accurate records pertaining to each Lease Contract to maintain a current inventory thereof. The Trustee may, if requested by the Servicer in writing for purposes of servicing a Lease Contract, temporarily release to the Servicer such Lease
Contract.   Any  Lease  Contract temporarily  released  from
the custody of the Trustee to the Servicer or its agents shall have stamped on it prior to delivery a legend to the effect that the Lease Contract is the property of Norwest Bank Minnesota, National Association, as Trustee. The Servicer shall promptly return the Lease Contract to the Trustee when the need therefor no longer exists.

     Section  4.03   Substitution, Removal and Purchase of
Lease
Assets.

     (a)   If  at  any time the Transferor, MBIA or  the
Trustee obtains   knowledge  (within  the  meaning  of  7.01(e)
hereof), discovers or is notified by the Servicer that any of the representations and warranties of the Company in the Lease Acquisition Agreement were incorrect at the time as of which such representations and warranties were made,
then  the   Person discovering such defect, omission, or
circumstance shall promptly notify MBIA and the other parties to this Agreement.

     (b) In the event that any representation or warranty of the Company in the Lease Acquisition Agreement is
incorrect and materially and adversely affects the interests of MBIA or the Holders of the Certificates, or if there is
any breach of any  of the   representations  and  warranties
set  forth  inSections
3.01(a)(ii),    3.01(a)(v),   3.01(a)(vii),    3.01(a)(xix)
or
3.01(c)(iii) of the Lease Acquisition Agreement, the Transferor shall require the Company pursuant to the Lease Acquisition Agreement to eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect within 30 days of discovery or notice thereof. If the Company fails or the Company or the Back-up Servicer is unable to cure such circumstance or condition in accordance with the Lease Acquisition Agreement,
then the Transferor  shall  require  the Company   to
substitute  or  purchase  pursuant  to  the   Lease Acquisition
Agreement for any Lease Asset as to which such representation or warranty is incorrect within the time specified in Section 3.03 of the Lease Acquisition Agreement. The proceeds of a purchase shall be remitted by the Transferor to the Servicer for deposit by the Servicer in the Collection Account pursuant to Section 3.03(c) of the Servicing Agreement.

     (c)   If  the  Transferor fails to enforce the  purchase
or substitution
obligation  of  the  Company   under   the   Lease
Acquisition Agreement at the direction of MBIA, or upon the occurrence of an MBIA Default or Termination, the Controlling
Holders (provided, in each case, that the requirements of
Section 7.03(e) have been satisfied) the Trustee shall enforce such purchase or substitution obligation for the benefit of the Certificateholders and MBIA, and the Trustee is hereby appointed attorney-in-fact to act on behalf of and in the name of the Transferor to require such purchase or substitution.
     (d) With respect to (i) any Lease Contract to be prepaid or terminated early pursuant to Section 3.09 of the Servicing Agreement and (ii) any Lease Contract that becomes a Defaulted Lease Contract or any Lease Contract that becomes a Delinquent Lease Contract, the Transferor shall be entitled to, upon five Business Days notice to the Trustee, remove such Lease Contract from the Trust Estate and deliver a Substitute Lease Contract meeting the same requirements as
those specified in Section                              3.04
of   the  Lease  Acquisition  Agreement  for  substitutions
and
purchases by the Company upon breaches of a representation or warranty by the Company thereunder; provided, however, that the aggregate Implicit Principal Balance of such prepaid and
early terminated   Lease  Contracts,  Defaulted  Lease
Contracts and
Delinquent Lease Contracts that are substituted or removed by the Transferor shall be subject to an overall limit of 10%
of  the Aggregate   Initial   IPB;  and,  provided,   further
that      no
substitution or repurchase shall be made if (i) such substitution or repurchase is made with any intent to hinder, delay, or defraud any entity to which the Company is or will become indebted; (ii) there shall be any reason to believe that the Company is insolvent or that such substitution or repurchase will render the Company insolvent on the date thereof or as a result of such substitution or repurchase; (iii) at the time of such substitution or repurchase, the Company is engaged in business, or about to engage in business, for which the assets remaining with it
after  the  substitution  or  repurchase  will  be        an
unreasonably small amount of capital; or (iv) the Company intends or believes that it will incur debts beyond its ability to pay as such debts mature.

     (e)   The  Transferor  shall comply  with  the
requirements
relating to Substitute Lease Contracts and Funded Lease Contracts as set forth in the Lease Acquisition Agreement (including compliance with the Eligibility Criteria and the Concentration Limits) within the time periods set forth therein. In addition, in the case of any Funded Lease Contracts, the Transferor shall provide to the Trustee and MBIA, as applicable, the items listed in Section 3.03(a) hereof which are required to be delivered to the Trustee and/or MBIA pursuant to such Section. On or prior to the Business Day preceding the Closing Date or within two Business Days of the related Funding Date the Trustee will review the related Lease Contract Files. The Trustee shall confirm, by execution and delivery of a certificate of the Trustee to the Transferor, the Certificateholders and
MBIA,  that:   (1)  the Trustee  has received the Lease
Contract Files; and (2) that  the Trustee  has  received the
originals of each Lease Contract.                         In
the case of any Substitute Lease Contracts acquired by the Transferor, the Transferor shall provide to the Trustee on the applicable date of delivery the items listed in (i) and (ii) below, and to MBIA the item listed in (i) below. In the case of any Funded Lease Contracts or Substitute Lease Contracts acquired by the Transferor pursuant to either a Funding or a substitution of a Lease Contract, the Transferor shall provide to the Trustee and MBIA at the end of each calendar quarter the items listed in (iii) below with respect to any Substitute Lease Contracts substituted or Funded Lease Contracts acquired during such period:

          (i)   a Company Certificate and a GF Certificate,
each
     such certificate having attached thereto an Amended Lease Schedule and subjecting such Substitute Lease Contract to the provisions thereof and hereof and providing with respect to the Substitute Lease Contract the information required to supplement the Lease Schedule, and with respect to titled Equipment, an application to retitle or originate title in such Equipment, as applicable, in the name of the Transferor and naming the Trustee as secured party;
          (ii) the original executed counterpart of the Lease Contract relating to such Substitute Lease Contract and all other items included in the Lease Contract File; and
          (iii)     evidence that financing statements have
     been filed                                        with
     respect to such Substitute  Lease  Contract  or
     Funded  Lease  Contract in accordance with Sections
     4.01(f) and                                     4.02
     hereof.
     (f)   If,  upon examination of the Lease Contract  Files
in
accordance  with  Section 4.03(e) hereof, the Trustee
determines
that   any  such  Lease  Contract  File  does  not  satisfy
the
requirements set forth in Section 4.03(e) hereof, or is unable to confirm that the requirements have been met, the Trustee shall promptly notify the Transferor, the Servicer and MBIA by telephone or telecopy. If the Transferor or the Servicer does not satisfy the Trustee that the requirements of Section 4.03(e) hereof have been met prior to the related Funding Date, the Trustee shall return the applicable Lease Contract and related files to the Transferor.

     (g)   Within thirty days after the Funding Termination
Date,
the Trustee shall review the exception report delivered pursuant to Section 4.01(b) and shall verify that it has possession of the original executed counterpart of each Lease Contract listed on such report and a certificate of title
naming the Transferor  as owner  (if                   the
underlying Lease Contract is not a Loan Contract) and naming the Trustee as the first lienholder of all titled Equipment underlying any Lease Contract. The Trustee shall send such verification and notice of any defects to the Transferor, the Company and MBIA within thirty days after the Funding Termination Date and take any appropriate action under the Lease Acquisition Agreement.

     Section 4.04   Releases.

     (a)   The  Transferor shall be entitled to obtain a
release
from the lien of this Agreement for any Lease Contract and, except in the case of a re-lease under (iii) below, the related Equipment at any time (i) after a payment by the
Company  or  the Transferor                             of  the
Removal  Price  of  the  Lease  Receivable,
(ii) after a Substitute Lease Contract is substituted for such Lease Contract, or (iii) upon the termination of a Lease Contract following the sale, lease or other disposition of the related Equipment in accordance with Section
3.01(b)(vii)   of   the Servicing  Agreement, if the Transferor
delivers to  the  Trustee and  MBIA  an  Officer's  Certificate
(A) identifying  the  Lease Receivable                 and  the
related Lease Contract and Equipment  to  be
released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, in the event a Lease Contract and the related
Equipment are  being                                   released
from the lien of this Agreement pursuant  to
(i) or (iii) above, and (D) certifying that the amount deposited in the Collection Account (x) equals the Removal Price of the Lease Contract, in the event a Lease Contract and the related Equipment are being released from the lien of  this  Agreement pursuant  to  (i)  above  or  (y) equals the  entire  amount  of
Insurance Proceeds, Recoveries or Residual Proceeds received or expected to be received with respect to such Lease Contract and related Equipment in the event of a release from the lien of this Agreement pursuant to (iii) above.
     (b) Upon satisfaction of the conditions specified in subsection (a), the Trustee shall release from the lien of this Agreement and deliver to or upon the order of the Transferor (or to or upon the order of the Company if it has satisfied its obligations under Section 4.03 hereof and
Section 3.04 of the Lease Acquisition Agreement with respect to a Lease Contract) the Lease Contract, the Lease Receivable and the Equipment described in the Transferor's request for release.
     Section 4.05   Trust Estate.
     The Trustee may, and when required by the provisions of Articles Four, Five, Six and Twelve hereof shall, execute instruments to release property from the lien of this Agreement, or convey the Trustee's interest in the same, in a
manner  and under   circumstances  which  are  not
inconsistent                                           with
the
provisions  of  this  Agreement.   No  party  relying   upon
an
instrument executed by the Trustee as provided in this Article Four shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     Section 4.06   Notice of Release.

     The Trustee shall be entitled to receive at least 10 days' notice of any action to be taken pursuant to Section
4.04(a) hereof, accompanied by copies of any instruments involved.

     Section 4.07   Nature of Transfer.

     To the extent that the transfer of the Trust Estate from the Transferor to the Trustee is deemed to be a secured financing, the Transferor shall be deemed hereunder to have granted to the Trustee, and the Transferor does hereby grant to the Trustee, a security interest in all of the Transferor's right, title and interest in, to and under the Trust Estate, whether now owned or hereafter acquired. For purposes of such grant, this Agreement shall constitute a security agreement under applicable law.

     Section 4.08   Issuances of Class B Certificates.

     (a) Class B Certificates may be issued by the Transferor in accordance with the terms of this Agreement. On or before the issuance date of such Class B Certificates, the parties hereto will execute and deliver the Class B Supplement that will specify the terms applicable to the Class B Certificates. The terms set forth in the Class B Supplement may modify or amend, subject to Article Nine hereof, the terms of this Agreement solely as applied to such Class B Certificates. The Class B Certificates may be executed by the Transferor
and delivered to the  Trustee for   authentication,   and
thereupon,   the   same                                shall
be
authenticated and delivered by the Trustee upon Transferor
Order and upon receipt:

     (i)   by  the  Trustee, of an executed copy  of  a  Class
     B Supplement;

     (ii) by the Trustee and MBIA, of an Officers' Certificate of the Transferor to the effect that (A) such issuance will not result in the occurrence of a Trigger Event or a Default under this Agreement and the Transferor is not in Default under this Agreement, (B) the issuance of the Class B
     Certificates applied for will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which the Transferor is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Transferor is a party or by which it may be bound or to which it may be subject, (C) all conditions precedent provided in this Agreement relating to the authentication and delivery of the Class B Certificates applied for have been complied with, and (D) specifying the Expected Maturity, the principal amount and the Class B Interest Rate of the Class B Certificates; and
     (iii) by the Trustee and MBIA, an Opinion of Counsel to the effect that the issuance of such Class B Certificates will not adversely affect the characterization of the Class A Certificates as debt for tax purposes, and as to such additional  legal  matters  as  MBIA  may  reasonably
     request.
     The Transferor shall notify the Trustee in writing no later than 10:00a.m. (Minneapolis time) on the proposed date of issuance of such Class B Certificates that MBIA has been provided (A) the Officer's Certificate required by (ii) above and (B) an opinion covering all matters required pursuant to clause (iii) above.
     Upon satisfaction of the above conditions, the Trustee shall execute the Class B Supplement and issue and deliver to or upon the order of the Transferor the Class B Certificates,
and provide notice   to   MBIA,   the  Rating  Agencies  and
all   existing Certificateholders of the issuance of such Class
B Certificates.
                         ARTICLE FIVE

                   SATISFACTION AND DISCHARGE

    Section 5.01   Satisfaction and Discharge of Agreement.

     (a)    Following  payment  in  full  of  (i)  all   of
the
Certificates, (ii) the fees and charges of the Trustee, (iii)
all other   obligations  of  the  Transferor  under  the
Transaction Documents and (iv) all amounts owing to MBIA under the Insurance Agreement, and the release by the Trustee of the Trust Estate in accordance with Section 5.01(b) hereof, this Agreement shall be discharged and the Trustee shall notify the Rating Agencies thereof.

     (b)   Upon  payment  in full of the amounts referred  to
in clauses   (i)  through  (iv)  of  Section  5.01(a)  hereof,
the
Transferor may submit to the Trustee an Officer's Certificate requesting the release to the Transferor or its designee of a stated amount of the funds on deposit in the Cash Collateral Account and some or all of the other Trust Estate (collectively, the "Withdrawn Collateral"), accompanied by an Opinion of Counsel reasonably acceptable to MBIA or, if an MBIA Default
or
Termination has occurred and is continuing, acceptable to the Controlling Holders, to the effect that, after the release of the Withdrawn Collateral, there will remain an amount in the Cash Collateral Account or otherwise subject to this Agreement at least equal to the payments of interest due on the Outstanding Certificates and the Class A Principal Distribution Amounts and Class B Principal Distribution Amounts that are subject to recapture as preferential transfers pursuant to Section 547 of the Bankruptcy Code or, alternatively, to the effect that no such payments are subject to recapture. In rendering such Opinion of Counsel, such counsel may rely as to factual matters, including, without limitation, the date on which funds were received and the source of funds, upon an Officer's Certificate. Promptly after receipt of such Officer's Certificate, Opinion of Counsel and authorization to release from MBIA, the Trustee shall release the Withdrawn Collateral from the lien of this Agreement, and deliver the Withdrawn Collateral to the Transferor or its designee. The Transferor shall be entitled to deliver more than one such Officer's Certificate and Opinion of Counsel until the entire Trust Estate is released and delivered to the Transferor or its
designee.   Notwithstanding the foregoing, MBIA or,  if  an
MBIA Default  or  Termination  has occurred  and  is
continuing,  the Controlling   Holders,  may  waive  the
requirement   that   the
Transferor deliver such Officer's Certificate and/or Opinion of Counsel and authorize the Trustee by written direction to release all or a portion of the Cash Collateral Account or other items of the Trust Estate from the lien of this Agreement upon payment in full of the amounts referred to in clauses
(i) through (iv)  of Section                     5.01(a)
hereof.  Notwithstanding  termination  of  this
Agreement, the Trustee shall remain obligated to make claims under the Certificate Insurance Policy with respect to any Preference Claim.

     (c) In connection with the discharge of this Agreement and the release of the Trust Estate, the Trustee shall release from the lien of this Agreement and deliver to or upon the order of the Transferor all property remaining in the Trust Estate and shall execute and file, at the expense of the Transferor, UCC financing statements evidencing such discharge and release.
     Section 5.02   Application of Trust Money.
     Subject to the last paragraph of Section 7.16 hereof, all monies deposited with the Trustee pursuant to Section 5.01 hereof shall  be  held  in trust and if invested, shall be

invested  in Eligible Investments of the type described in

clause (a)  of  the definition  thereof,  and applied by the

Trustee,  in  accordance with  the  provisions of the

Certificates and this Agreement,  to the  payment, either

directly or through any Paying Agent as  the Trustee  may

determine, to the Persons entitled thereto,  of  the principal and  interest for whose payment such  money  has  been

deposited with the Trustee; but such money need not be

segregated from  other funds except to the extent required in this Agreement or to the extent required by law.

                          ARTICLE SIX

                     DEFAULTS AND REMEDIES

     Section 6.01   Events of Default.

     "Event of Default" wherever used herein means any one of the following events:


          (a)   default  in  the payment of any interest  or
     any other            amounts   due   and   owing   to
     the   Class           A
     Certificateholders when the same becomes due and payable, and if there are no Class A Certificates Outstanding, default in the payment of any interest upon any Class B Certificates when the same becomes due and payable; or

          (b) default in the payment of any principal of any Class A Certificate when the same becomes due and payable, and if there are no Class A Certificates Outstanding, default in the payment of any principal upon any Class B
    Certificates when the same becomes due and payable; or
          (c) default in the performance of any covenant of the Transferor, or breach of any representation or warranty of the Transferor which has a material adverse effect on the Certificateholders or MBIA, in this
     Agreement,  the  Lease Acquisition   Agreement,   the
     Insurance   Agreement,                            the
     Certificate  Purchase Agreements or the Servicing
     Agreement (other                                  than  a
     covenant  or  warranty  default   in              the
     performance of which or breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after the Transferor has actual knowledge thereof;

          (d) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Transferor under the United States Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect or any arrangement with creditors or appointing a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Transferor or for any substantial part of its property, or ordering the winding up or liquidation of the Transferor's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (e)   the  institution by the Transferor of
     proceedings to be adjudicated a bankrupt or insolvent, or
     the consent by the   Transferor  to  the  institution  of
     bankruptcy                                           or
     insolvency proceedings against the Transferor, or the filing by the Transferor of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other applicable Federal or state bankruptcy insolvency, reorganization, liquidation or other similar law now or hereafter in effect, or the consent by the Transferor to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee,
     custodian,   trustee  or  sequestrator  (or  other
     similar
     official) of the Transferor or of any substantial part of the Transferor's property, or the making by the Transferor of any assignment for the benefit of creditors, or the admission by it in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate action by the Transferor in furtherance of any such action.

     Section  6.02    Acceleration of  Maturity;  Rescission
and Annulment.
     If   an  Event  of  Default  with  respect  to  any  of
the
Certificates at the time Outstanding occurs and is continuing, then, and in every such case, the Trustee shall, at the direction of MBIA, or if there is an MBIA Default or Termination, the Trustee shall, at the direction of the Controlling Holders, declare the Certificate Balance of all the Certificates to be immediately due and payable, by notice given in writing to the Transferor (and to the Trustee if given by Certificateholders); provided that, MBIA shall not declare the Certificate Balance of all of the Certificates immediately due and payable unless it shall have endorsed the Certificate Insurance Policy to  provide
coverage   for  any  shortfall  in  the  payment  of
accelerated principal and any interest due on the Class A
Certificates on the date   established  for  redemption
thereof  pursuant  to   such acceleration, and upon any such
declaration, such principal shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Agreement), all of which are hereby expressly waived.
     At any time after such a declaration of acceleration has been made, but before any Sale of the Trust Estate has been made or a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, MBIA, or if an MBIA Default or Termination has occurred, the Controlling Holders, by written notice to the Transferor and the Trustee, may rescind and annul
such  declaration                                       and
its
consequences (except that in the case of a payment default on the Class A Certificates, or if no Class A Certificates are
Outstanding, the Class B Certificates, the consent of all the Holders of such Class shall be required to rescind and annul such a declaration and its consequences) if:

    (1) the Transferor has paid or deposited with the Trustee a sum sufficient to pay

          (A) all overdue installments of interest on all Class A Certificates, or if no Class A Certificates are Outstanding, the Class B Certificates;
          (B) the principal of any Class A Certificates, or if no Class A Certificates are Outstanding, the Class B Certificates which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Certificates from the time such principal first became due until the date when paid; and

          (C)   all  sums  paid or advanced,  together
     with interest   thereon,  by  the  Trustee,  MBIA
     or        any
     Certificateholder  hereunder  or  by  MBIA  under
the
     Insurance   Agreement  or  the  Certificate
     Insurance Policy,  and  the  reasonable
     compensation, expenses, disbursements and advances of the Trustee, MBIA and the Certificateholders, their agents and counsel incurred in connection with the enforcement of this Agreement to the date of such payment or deposit; and

     (2)   all  Events of Default, other than the
     nonpayment of  the principal on the Class A
     Certificates, or if no Class A Certificates are Outstanding, the Class B Certificates which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.15 hereof.

No such rescission shall affect any subsequent default or impair any right consequent thereon.
     Section  6.03    Collection of Indebtedness  and  Suits
for
Enforcement by Trustee.

     The Transferor covenants that if an Event of Default shall occur and be continuing and any of the Certificates have been declared due and payable and such declaration has not been rescinded and annulled, the Transferor will, upon demand of the Trustee and at the direction of MBIA, or if an MBIA Default or Termination has occurred at the direction of the Controlling Holders, pay to the Trustee, for the benefit of the Holders of the Certificates and MBIA, the whole amount then due and payable on the Certificates for principal and interest, with interest upon the overdue principal at the rate borne by the Certificates and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and MBIA, their respective agents and counsel.
     If the Transferor fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust shall, at the direction of MBIA, and if an MBIA Default or Termination has occurred the Trustee may,
and  shall, at  the   direction   of  the  Controlling
Holders,   institute
Proceedings for the collection of the sums so due and unpaid, and prosecute such Proceeding to judgment or final decree, and enforce the same against the Transferor and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Transferor, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee shall, at the direction of MBIA, and if an MBIA Default or Termination has occurred the Trustee may in its discretion proceed, and shall at the direction of the Controlling Holders proceed, to protect and enforce its rights and the rights of MBIA by such appropriate Proceedings as the Trustee, at the direction of MBIA, or if an MBIA Default or Termination has occurred, at its discretion shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 6.04   Remedies.

     If   an  Event  of  Default  shall  have  occurred  and
be
continuing, the Trustee shall, at the direction of MBIA, and if an MBIA Default or Termination has occurred, the Trustee shall, at the direction of the Controlling Holders, do one or more of the following:

          (a) institute Proceedings for the collection of all
     amounts then due and payable on the Certificates or under this Agreement, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Transferor the monies adjudged due;

          (b)   take  possession  of and sell  the  Trust
Estate
     securing the Certificates or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

          (c) institute any Proceedings from time to time for
     the complete or partial foreclosure of the lien created by this Agreement with respect to the Trust Estate;

          (d) during the continuance of a default under a Lease
     Contract, exercise any of the rights of the lessor under such Lease Contract;

          (e) exercise any remedies of a secured party under the Uniform Commercial Code or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee, MBIA and the Holders of the Certificates hereunder; and

          (f)    institute  proceedings  against  MBIA  for
the
     collection of any amounts then due and payable under the Certificate Insurance Policy, whether by declaration or otherwise, enforce any judgment obtained, and collect from
     MBIA the monies adjudged due;
provided, however, that without the consent of MBIA, or if an MBIA Default or Termination has occurred, all the Controlling Holders, the Trustee may not sell or otherwise liquidate any portion of the Trust Estate unless the proceeds
of such Sale  or liquidation   distributable   to   the
Certificateholders                                      are
sufficient to discharge in full the amounts then due and unpaid upon the Certificates of such Controlling Holders for principal and interest together with any amounts owed to MBIA under the Insurance Agreement.

     Section 6.05   Optional Preservation of Trust Estate.

     If (i) an Event of Default shall have occurred and be continuing with respect to the Certificates and
(ii)     no
Certificates  have  been  declared  due  and  payable,  or
such declaration   and  its  consequences  have  been
annulled and
rescinded, the Trustee shall, at the direction of MBIA, or if an MBIA Default or Termination has occurred, the Trustee may in its sole discretion if it determines it to be in the best interests of the Controlling Holders and shall, upon request from the Controlling Holders elect, by giving written notice of such election to the Transferor, to take possession of and retain the Trust Estate securing the Certificates intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Certificates in accordance with the provisions of Article Twelve of this Agreement. If the Trustee is unable to or is stayed from giving such notice to the Transferor for any reason whatsoever, such election shall be effective as of the
time  of such   determination   or  request,   as   the   case
may  be,
notwithstanding any failure to give such notice, and the Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Certificates remaining at the time of such rescission by written notice to the Trustee and the Transferor from MBIA or, if an MBIA Default or
Termination has occurred, from the Controlling Holders.

     Section 6.06   Trustee May File Proofs of Claim.

     In  case  of  the pendency of any receivership,
insolvency, conservatorship,    liquidation,   bankruptcy,
reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to the Transferor or any other obligor upon any of the Certificates or the property of the Transferor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any of the Certificates shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Transferor for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Certificates issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any
     claim for  the reasonable   compensation,   expenses,
     disbursements                                      and
     advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.07 hereof) and of MBIA and the Certificateholders allowed in such judicial Proceeding, and

          (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by MBIA and each Certificateholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to MBIA or the Certificateholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.
     Nothing contained in this Agreement shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of MBIA or any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting MBIA or any of the Certificates or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of MBIA or any Certificateholder in any such Proceeding.
     Section 6.07   Trustee May Enforce Claims Without
Possession of Certificates.
     (a) In all Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Agreement to which the Trustee shall be a party), the Trustee shall be held to represent all of the Certificateholders, and it shall not be necessary to make any Certificateholder a party to any such Proceedings.
     (b)   All  rights of actions and claims under this
Agreement
or any of the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Trustee shall be brought in its own name as Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise
shall,   after provision   for  the  payment  of  the
reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for MBIA and the ratable benefit of the Holders of the Certificates.

     Section 6.08   Application of Money Collected.

     If the Certificates have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Trustee with respect to the Certificates pursuant to this Article Six or otherwise and any other money that may be held thereafter by the Trustee as security for the Certificates shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Certificates and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid; provided that proceeds of a claim under the Certificate Insurance Policy will be used only to pay interest and principal on the Class A Certificates in the manner set forth in clauses Fifth and Sixth below:

     FIRST:          To the payment to the Trustee of the
Trustee Fee then due, and any costs and expenses incurred by it in connection with enforcing the remedies provided for in this Article Six;

     SECOND:    To the payment of all the Servicer Fee and
other
amounts due the Servicer pursuant to Section 12.02(d)(i) hereof and to pay the Servicer the amount necessary to reimburse the Servicer for any other unrecovered Servicer
Advances;

     THIRD:     To  the  payment to the Back-up Servicer  of
the
Back-up Servicer Fee then due;

     FOURTH:    To  the payment to MBIA of the MBIA Premium
then
due;

     FIFTH:     To the payment of the amounts then due and
unpaid
upon the Class A Certificates for interest, with interest (to the extent payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Class A Certificates) on overdue principal, without preference or priority of any kind among Class A Certificateholders, according to the amounts due and payable on the Class A Certificates for interest;

     SIXTH:      To  the  payment  of  the  remaining   Class
A
Certificate Balance, without preference or priority of any kind among Class A Certificateholders;

     SEVENTH:   To the payment to MBIA of any amounts
previously
paid by MBIA under the Certificate Insurance Policy and not theretofore repaid, together with interest thereon and any other amounts due under the Insurance Agreement;

     EIGHTH:    To  reimburse  MBIA, and in  the  event  an
MBIA
Default   or   Termination  has  occurred,   to   reimburse
the
Certificateholders, for any costs or expenses incurred in connection with any enforcement action with respect to this Agreement or the Certificates;

     TENTH:     To  the  payment  to the Servicer  of  any
other
amounts due the Servicer as expressly provided herein and in the Servicing Agreement;

     ELEVENTH: To the payment to the Trustee and the Back-up Servicer, any other amounts due to the Trustee or the Back-up Servicer as expressly provided herein and in the Servicing Agreement;

     TWELFTH: To the payment of the amounts then due and unpaid upon the Class B Certificates for interest, with interest (to the extent such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Class B Certificates) on overdue principal, without preference or priority of any kind among Class B Certificateholders, according to the amounts due and payable on the Class B Certificates for interest;

     THIRTEENTH:     To  the  payment of the  remaining  Class
B
Certificate Balance, without preference or priority of any kind among Class B Certificateholders;

     FOURTEENTH:    To the payment of any surplus to  or  at
the
written direction of the Holder of the Transferor Certificate or any other person legally entitled thereto.

     Section 6.09   Limitation on Suits.

     No Holder of any Certificate shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder for so long as an MBIA Default or Termination has not occurred, and if an MBIA Default or Termination has occurred, unless
          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;
          (b) the Controlling Holders shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c)   such Holder or Holders have offered  to
     the Trustee   reasonable  indemnity  against   the
     costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 30 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and

          (e)   no  direction inconsistent with such
     written request  has  been  given to the  Trustee
     during  such 30-day  period  by  the Controlling
     Holders;  it  being understood and intended that no
     one or more Holders  of Certificates  shall  have
     any  right  in  any   manner whatever by virtue of,
     or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Holders of Certificates, or to obtain or to seek to obtain priority or preference over any other
     Holders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Certificates.

     Section 6.10 Unconditional Right of Certificateholders to Receive Principal and Interest.
     Notwithstanding any other provision in this Agreement, the Holder of any Class A Certificate shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Class A Certificate as such principal and interest becomes due and payable and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.
      Section 6.11   Restoration of Rights and Remedies.
     If the Trustee, MBIA or any Certificateholder has instituted any Proceeding to enforce any right or remedy under this Agreement and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, MBIA or to such Certificateholder, then, and in every case, the Transferor, the Trustee, MBIA and the Certificateholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the
Trustee, MBIA  and the   Certificateholders  shall  continue
as  though   no   such Proceeding had been instituted.
     Section 6.12   Rights and Remedies Cumulative.
     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 2.07 hereof, no right or remedy herein conferred upon or reserved to the Trustee, MBIA or to the Certificateholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
     Section 6.13   Delay or Omission; Not Waiver.
     No delay or omission of the Trustee, MBIA or of any Holder of any Certificate to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such
Event  of  Default  or  any acquiescence  therein.   Every
right and  remedy  given  by  this Article  Six  or  by  law
to  the  Trustee,  MBIA  or                       to     the
Certificateholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, MBIA or by the Certificateholders, as the case may be, subject in each case, however, to the right of MBIA to control any such right and remedy except as provided in Section 13.14 hereof.

     Section 6.14   Control by MBIA or Certificateholders.

     MBIA or, if an MBIA Default or Termination has occurred, the Controlling Holders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

          (a) such direction shall not be in conflict with any rule of law or with this Agreement including, without limitation, any provision hereof which expressly provides for approval by a greater percentage of the Certificate Balance of Certificates;

          (b)    any  direction  to  the  Trustee   by
the
     Certificateholders of a Class to undertake a private sale of the Trust Estate shall be by the Holders of all Outstanding Certificates of such Class, unless the condition set forth in Section
     6.18(b)(ii)  hereof  is met;

          (c)   the Trustee may take any other action
     deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01 hereof, the Trustee need not take any action if a Responsible Officer or Officers of the Trustee in good faith determines that it might involve the Trustee or such officer in personal liability or be prejudicial to the Certificateholders holding the same Class of Certificates as the Controlling
     Holders  and not consenting; and

          (d)   the  Trustee  has been furnished
     reasonable indemnity against costs, expenses and
     liabilities which it  might incur in connection
     therewith as provided  in Section            7.01(f)
     hereof.

     Section   6.15    Waiver  of  Certain  Events  by  MBIA
or
Certificateholders.

     MBIA, or if an MBIA Default or Termination has occurred the Controlling Holders, may on behalf of the Holders of all the
Certificates waive any past Default or Trigger Event hereunder and its consequences, except:
          (a) a Default in the payment of the principal of or interest on any Certificate, or a Default described in Sections 6.01(d) and (e) hereof, or

          (b) in respect of a covenant or provision hereof which under Article Nine hereof cannot be modified or amended without the consent of the Holder of each Outstanding Certificate affected.

Upon any such waiver, such Default or Trigger Event shall cease to exist, and any Event of Default or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Default or Trigger Event or impair any right consequent thereon.

     Section 6.16   Undertaking for Costs.

     All parties to this Agreement agree, and each Holder of any Certificate by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to any suit instituted by the Trustee or MBIA, or to any suit instituted by the Controlling Holders, or to any suit instituted by any Certificateholder for the enforcement of the payment of  the principal  of  or  interest on any Certificate on  or
after  the Stated   Maturity   or  Expected  Maturity
expressed   in   such Certificate.

     Section 6.17   Waiver of Stay or Extension Laws.

     The Transferor covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Transferor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 6.18   Sale of Trust Estate.

     (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 6.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Certificates shall have been sold or all amounts payable on the Certificates and under this Agreement with respect thereto shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

     (b) To the extent permitted by applicable law, the Trustee shall not, in any private Sale, sell to a third party the Trust Estate, or any portion thereof unless:

          (i)   MBIA,  or if an MBIA Default or  Termination
     has  occurred  the  Controlling  Holders,  consent   in
    writing to or directs the Trustee to make such Sale; or

          (ii) if an MBIA Default or Termination has occurred, the proceeds of such Sale would not be less than the sum of all amounts due to the Trustee hereunder and the Certificate Balance of the Class of Certificates held by the Controlling Holders and interest due or to become due thereon on the Payment Date next succeeding such Sale, together with any amount owing to MBIA under the Insurance Agreement.

     (c) The Trustee, MBIA or the Certificateholders may bid for and acquire any portion of the Trust Estate in connection with a public Sale thereof, and in lieu of paying cash therefor, any Certificateholder may make settlement for the purchase price by crediting against amounts owing on the Certificates of such Holder or other amounts owing to such Holder secured by this Agreement, that portion of the net proceeds of such Sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Trustee, MBIA or the Certificateholders in connection with such Sale. The Certificates need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Certificates. The Trustee, MBIA or the Certificateholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

     (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Transferor to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (e) The method, manner, time, place and terms of any Sale of all or any portion of the Trust Estate shall be commercially reasonable.

     Section 6.19   Action on Certificates.
     The Trustee's right to seek and recover judgment on the Certificates or under this Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement. Neither the lien of this Agreement nor any rights or remedies of the Trustee or the Certificateholders shall be impaired by the recovery of any judgment by the Trustee against the Transferor or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Transferor.
                         ARTICLE SEVEN
                          THE TRUSTEE


      Section 7.01   Certain Duties and Responsibilities.
     (a) Except during the continuance of an Event of Default known to the Trustee as provided in subsection (e) below:
          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee; and
          (ii) in the absence of bad faith or negligence on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Agreement.

     (b) In case an Event of Default known to the Trustee as provided in subsection (e) below has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

          (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii)      the  Trustee shall not be  liable
     with respect  to any action taken or omitted to be
     taken  by it  in  good faith in accordance with the
     direction  of MBIA   or   the  Controlling  Holders
     (or other such percentage as may be required by the terms hereof) in accordance with Section 6.14 hereof relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement, the Lease Acquisition Agreement or the Servicing
     Agreement; and

          (iv)  no provision of this Agreement shall
     require the  Trustee  to  expend  or  risk  its  own
     funds  or otherwise   incur  any  financial
     liability   in
     the
     performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, provided that nothing contained in this Agreement shall excuse the Trustee for failure to perform its duties as Trustee under this Agreement.
     (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section
7.01.

     (e) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default described in Section 6.01(d) or 6.01(e) hereof or any Default described in Section 6.01(c) hereof or of any Trigger Event unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default, Default or Trigger Event is received by the Trustee at the Corporate Trust Office, and such notice references any of the Certificates generally, the Transferor, the Trust Estate or this Agreement.

     (f)   The  Trustee shall be under no obligation to
institute
any   suit,  or  to  take  any  remedial  proceeding  under
this Agreement, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

     (g) Notwithstanding any extinguishment of all right, title and interest of the Transferor in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the maturity of any of the Certificates, whether such extinguishment occurs through a Sale of the Trust Estate to another person or the acquisition of the Trust Estate by the Trustee, the rights of the Certificateholders shall continue to be governed by the terms of this Agreement.

     (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this
Section 7.01.

     (j) The Trustee shall provide the reports and accountings as required pursuant to Section 12.04 hereof.

      Section 7.02   Notice of Default and Other Events.

     Promptly after the occurrence of any Default, Trigger Event or MBIA Default or Termination known to the Trustee (within the meaning of Section 7.01(e) hereof) which is continuing, within one Business Day of obtaining such knowledge, the Trustee shall transmit by telephonic or telegraphic communication confirmed by mail to MBIA and to all Holders of Certificates, as their names and addresses appear on the Certificate Register, notice of such Default, Trigger Event or MBIA Default or Termination known to the Trustee, unless in the case of notice of Default or notice of any Trigger Event to Certificateholders, such Default shall have been promptly cured or waived or such Trigger Event shall have been waived by MBIA in accordance with this Agreement.

     Section 7.03   Certain Rights of Trustee.

     Except as otherwise provided in Section 7.01,

          (a) the Trustee may rely and shall be protected in
     acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b)    any  request  or  direction  of  the
Transferor
     mentioned herein shall be sufficiently evidenced by a Transferor Request or Transferor Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c)   whenever in the administration of this
Agreement
     the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel and the
     written advice of such counsel selected by the Trustee with due care or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to
     exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Certificateholders pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) unless so directed by the Controlling Holders or
     MBIA and if, in either case, the requirements of clause
     (e) above have been satisfied, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Transferor, upon reasonable notice and at reasonable times personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or
     powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     Section 7.04 Not Responsible for Recitals or Issuance of Certificates.

     (a) The recitals contained in this Agreement and in the Certificates, except the certificates of authentication on the Certificates, shall be taken as the statements of the Transferor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or condition of the Trust Estate or any part thereof, or as to the title of the Transferor thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Agreement or any of the Certificates. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or the proceeds thereof or of any money paid to the Transferor or upon Transferor Order under any provisions hereof.
     (b)   Except as otherwise expressly provided herein  and
in Section  7.15  and  without  limiting  the  generality   of
the
foregoing, the Trustee shall have no responsibility or liability for or with respect to the validity of any Equipment or Lease Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Trustee or of any intervening assignment, the review of any Lease Contract (it being understood that the Trustee has not reviewed and does not intend to review the substance or form of any such Lease Contract), the performance or enforcement of any
Lease Contract,                                           the
validity  and  sufficiency  of  the  Certificate
Insurance Policy, the compliance by the Transferor or the Servicer with any covenant or the breach by the Transferor or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account or any loss resulting therefrom, the acts or omissions of the Transferor, the Servicer, MBIA or any Customer, any action of the Servicer taken in the name of the Trustee, or the validity of the Servicing Agreement or the Lease Acquisition Agreement.

     (c) Except as otherwise expressly provided herein, the Trustee shall not have any obligation or liability under any Lease Contract by reason of or arising out of this Agreement or the assignment of such Lease Contract hereunder or the receipt by the Trustee of any payment relating to any Lease Contract pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Transferor under or pursuant to any Lease Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Lease Contract.

     Section 7.05   May Hold Certificates.

     The Trustee, the Servicer, any Paying Agent, the Certificate Registrar, any Authenticating Agent or any other agent of the Transferor, in its individual or any other capacity, may become the owner or pledgee of Certificates, and if operative, may otherwise deal with the Transferor with the same rights it would have if it were not Trustee, Servicer, Paying Agent, Certificate Registrar, Authenticating Agent or such other agent.

     Section 7.06   Money Held in Trust.

     Money and investments held in trust by the Trustee or any Paying Agent hereunder shall be held in one or more trust accounts hereunder but need not be segregated from other funds except to the extent required in this Agreement or required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Transferor or otherwise specifically provided in this Agreement.

     Section 7.07   Compensation and Reimbursement.

     The Transferor agrees:
          (a)   to  pay the Trustee monthly its fee for
     all services  rendered by it hereunder as Trustee,
     in  the amount  of  the Trustee Fee  (which
     compensation  shall not  otherwise be limited by any
     provision  of  law  in regard  to the compensation of
     a trustee of an  express trust), and to pay to the
     Back-up Servicer its fee  for all services rendered
     hereunder and under the Servicing Agreement  as  Back-
     up Servicer, in the amount  of  the Back-up Servicer
     Fee;
          (b)    except  as  otherwise  expressly
provided
     herein,   to  reimburse  the  Trustee  or  the  Back-
     up Servicer   upon   its   request  for   all
     reasonable
     out-of-pocket  expenses,  disbursements  and
     advances incurred or made by the Trustee or the Back-
     up Servicer in  accordance with any provision of this
     Agreement  or Servicing
     Agreement   (including   the
     reasonable
     compensation and the expenses and disbursements of the Trustee's and Back-up Servicer's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c)   to  indemnify  and hold harmless  the
     Trust Estate  and  the  Trustee from and  against
     any  loss, liability, expense, damage or injury
     (other than  those attributable to a
     Certificateholder in its capacity  as an  investor
     in any of the Certificates) sustained  or suffered
     pursuant to this Agreement by reason  of  any acts,
     omissions  or alleged acts or omissions  arising out
     of  activities of the Trust Estate or the  Trustee
     (including  without  limitation any  violation  of
     any applicable  laws by the Transferor as a result
     of  the transactions    contemplated   by   this
     Agreement), including,  but  not limited to, any
     judgment,  award, settlement,  reasonable  attorneys'
     fees   and   other expenses incurred in connection
     with the defense of any actual  or  threatened
     action,  proceeding  or  claim; provided  that  the
     Transferor shall not indemnify  the Trustee  if  such
     loss, liability, expense,  damage  or injury  is  due
     to the Trustee's gross  negligence  or willful
     misconduct, willful misfeasance or bad faith in the
     performance of duties. Any indemnification pursuant
     to  this Section shall only be payable from the
     assets of  the  Transferor and shall not be payable
     from  the assets  of  the Trust Estate.  The
     provisions  of  this indemnity  shall run directly to
     and be enforceable  by an injured person subject to
     the limitations hereof and this   indemnification
     agreement  shall  survive                    the
     termination of this Agreement.

     Section 7.08   Corporate Trustee Required;
Eligibility.

     There shall at all times be a trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (or a lesser amount with the approval of
MBIA, the Rating  Agencies and   the   Controlling  Holders),
subject  to  supervision   or examination  by Federal or state
authority and having an office within the United States of America, and which shall have a commercial paper or other short-term rating of the highest short term rating categories  by  each of  the  Rating  Agencies,  or
otherwise acceptable to each of the Rating Agencies. If such corporation publishes reports of condition at least
annually, pursuant                                        to
law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section  7.09    Resignation  and  Removal;  Appointment
of
Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10 hereof.

     (b)   The Trustee may resign at any time by giving 30
days'
written notice thereof to the Transferor, MBIA and to each Certificateholder. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of
resignation,  the resigning   Trustee   may  petition  any
court   of   competent jurisdiction  for  the appointment of a
successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Trustee.

     (c) The Trustee may be removed by MBIA or, if an MBIA
Default or Termination shall have occurred and is continuing, the Controlling Holders, at any time if one of the following events have occurred:

          (i)   the Trustee shall cease to be eligible under
     Section 7.08 hereof and shall fail to resign after written request therefor by the Transferor, MBIA or by any Certificateholder, or

          (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

          (iii)      the  Trustee has failed to perform  its
     duties   in   this  Agreement  or  has   breached   any
      representation of warranty made in this Agreement.

     (d)   If  the  Trustee shall resign, be  removed  or
become
incapable of acting, or if a vacancy shall occur in the office
of the   Trustee  for  any  cause  with  respect  to  any of
the
Certificates,  the  Transferor  by  a  Board  Resolution,
shall promptly appoint a successor Trustee satisfactory to MBIA, or, if an MBIA Default or Termination has occurred, to the Controlling Holders. If no successor Trustee shall have been so appointed by the Transferor within 30 days of notice of removal or resignation and shall have accepted appointment in the manner hereinafter provided, then MBIA may appoint a
successor Trustee.                                       If
MBIA
shall fail to appoint a successor Trustee within 90 days or in the event of an MBIA Default or Termination, then the Controlling Holders may petition any court of competent
jurisdiction for  the appointment   of  a  successor  Trustee
with  respectto   the
Certificates.
     (e) The Transferor shall give notice in the manner provided in Section 13.04 hereof of each resignation and each
removal                                                      of
the Trustee and each appointment of a successor Trustee with respect to the Certificates to the Certificateholders
and  the Rating  Agencies.   Each notice shall include  the
name of the successor Trustee and the address of its Corporate Trust Office.

    Section 7.10   Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Transferor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Transferor or the successor Trustee, such retiring Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and
deliver                                                      to
such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its
lien,                                                        if
any, provided for in Section 7.07 hereof. Upon request of any such successor Trustee, the Transferor shall execute any and all instruments for more fully and certainly vesting
in                                                        and
confirming to such successor Trustee all such rights, powers and trusts.

     No  successor Trustee shall accept its appointment unless
at the  time  of  such  acceptance such successor Trustee
shall                                                        be
eligible under this Article.

     Section   7.11     Merger,  Conversion,   Consolidation
or
Succession to Business of Trustee.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation
succeeding  to  all                                          or
substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of
the parties hereto, and  notice thereof   shall   be   provided
by   the   Trustee    to
the
Certificateholders  and  the  Rating  Agencies.   In   case
any
Certificates have been authenticated, but not delivered, by the Trustee then in office, any successor by merger,
conversion                                                   or
consolidation to such authenticating Trustee may adopt such authentication and deliver the Certificates so
authenticated with the   same  effect  as  if  such  successor
Trustee  had  itself authenticated such Certificates.

     Section 7.12   Co-Trustees and Separate Trustees.

     At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Transferor, MBIA and the Trustee shall have power to appoint, and, upon the written request of the Trustee, MBIA or, if an MBIA Default or Termination has occurred and is continuing, of the Holders
representing at least 25%                                    of
the Certificate Balance of all Certificates, the Transferor shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee and meeting the requirements of Section 7.08 hereof, either to act as co-Trustee, jointly with the Trustee of all or any part of such Trust Estate, or to act as separate Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Transferor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.
     Should any written instrument from the Transferor be reasonably required by any co-Trustee or separate Trustee so appointed for more fully confirming to such co-Trustee or separate Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Transferor.

     Every co-Trustee or separate Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

          (a) the Certificates shall be authenticated and delivered by, and all rights, powers, duties and obligations under this Agreement in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee under this Agreement, shall be exercised solely by the Trustee;

          (b) the rights, powers, duties and obligations conferred or imposed upon the Trustee by this Agreement in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-Trustee or separate Trustee jointly, as shall be provided in the instrument appointing such co-Trustee or separate Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event
     such rights,   powers,  duties  and  obligations
     shall                                             be
     exercised and performed by such co-Trustee or separate Trustee;

          (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Transferor evidenced by a Board Resolution, may accept the resignation of or remove any co-Trustee or separate Trustee, appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-
     Trustee or separate Trustee without the concurrence of the Transferor. Upon the written request of the Trustee, the Transferor shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-Trustee or separate
     Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

          (d)   no  co-Trustee or separate Trustee
hereunder
     shall be personally liable by reason of any act or omission of the Trustee or any other such Trustee hereunder nor shall the Trustee be liable by reason of any act or omission of any co-Trustee or separate Trustee selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.14; and

          (e) any Act of Certificateholders delivered to
     the Trustee shall be deemed to have been delivered to each such co-Trustee and separate Trustee.

    Section 7.13   Rights with Respect to the Servicer.

     The Trustee's rights and obligations with respect to the Servicer and the Back-up Servicer shall be governed by  the Servicing Agreement.
      Section 7.14   Appointment of Authenticating Agent.
     The Trustee may appoint an Authenticating Agent or Agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee to authenticate Certificates issued upon original issue or upon exchange,
registration  of  transfer  or pursuant   to
Section   2.05  hereof,   and   Certificates              so
authenticated shall be entitled to the benefits of this Agreement and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Agreement to the authentication and delivery of Certificates by the Trustee or the Trustee's certificate of authentication or the delivery of Certificates to the Trustee for authentication,
such  reference  shall  be  deemed  to               include
authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of the Certificates to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Transferor, MBIA and if an MBIA Default or Termination has occurred and is continuing, the Certificateholders and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of
condition  at  least  annually,  pursuant  to  law  or   to
the
requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or
any corporation   resulting   from   any   merger,   conversion
or
consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent; provided, such corporation shall be otherwise eligible under this Section.
     An  Authenticating Agent may resign at any  time  by
giving written  notice  thereof  to  the  Trustee,  MBIA   and
to   the
Transferor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, MBIA and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Transferor and MBIA and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Certificates, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Certificate Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee may pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of
Section 7.07 hereof.

     If an appointment is made pursuant to this Section, the Certificates may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This   is   one  of  the  Certificates  described   in
the
within-mentioned Agreement.

                                   NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION
                                     As Trustee
                                   By:_________________________
                                   __ __
                                                As
                                   Authenticating Agent
                                   By:_________________________
                                   __ __
                                   Authorized Officer

     Section 7.15   Trustee to Hold Lease Contracts.

     The Trustee hereby acknowledges receipt (subject to any exceptions as may be noted by the Trustee to the Servicer, MBIA and the Certificateholders within 10 days of the Closing
Date) of each Lease Contract listed on the Initial Lease Schedule and shall hold each Lease Contract together with any documents relating thereto that may from time to time be delivered to the Trustee, until such time as such Lease Contract is released from the Trust Estate pursuant to the terms of this Agreement.

     Upon receipt of the Lease Contracts, the Trustee shall determine that they are listed on the Lease Schedule. Within thirty days of the Funding Termination Date, the Trustee shall conduct the review provided for in Section 4.03(g). The Trustee shall be under no duty or obligation to inspect, review or examine the Lease Contracts and other documents to determine that
the   same  are  genuine,  enforceable  or  appropriate  for
the
represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

     Section 7.16 Money for Certificate Payments to Be Held in
Trust.

     The Trustee agrees, and if there is any Paying Agent other than the Trustee, the Transferor will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee and MBIA an instrument in which such Paying Agent shall agree with the Trustee that, subject to the provisions of this Section, such Paying Agent will:

          (a) hold all sums held by it for the payment of
     principal or interest on Certificates in trust for the benefit of the Certificateholders entitled thereto and MBIA until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b)   give the Trustee, MBIA and the
     Certificateholders notice of any Default by the Transferor (or any other obligor upon the Certificates) in the making of any payment of principal or interest; and

          (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
     The Transferor may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, pay, or by Transferor Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent
in
trust for the payment of the principal or interest on any Certificate and remaining unclaimed for three years after such principal or interest has become due and payable shall be paid to the Transferor on Transferor Request or to MBIA if such payment had been made by MBIA; and the Holder of such Certificate shall thereafter, as an unsecured general creditor, and subject to  any applicable  statute of
limitations, look only to  the  Transferor for  payment
thereof,  and all liability of  the  Trustee,  such Paying
Agent  or MBIA with respect to such trust  money  or  the
related  Certificate, shall thereupon cease;  provided,
however, that  the Trustee or such Paying Agent, before being
required                                                     to
make  any  such  repayment, may at the expense of the
Transferor cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any  unclaimed balance  of  such
money then remaining will be repaid to the Transferor; and provided, further, that any amounts held that are proceeds of a claim made under the Certificate Insurance Policy shall be returned to MBIA, and the Certificateholders shall look only to MBIA for such payments. The Trustee may also adopt and employ, at the expense of the Transferor, any other reasonable means  of  notification  of such repayment
(including,  but  not limited
to,    mailing   notice   of   such    repayment
to
Certificateholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Certificate Register for each such Certificateholder).
                         ARTICLE EIGHT
               THE CERTIFICATE INSURANCE POLICY


    Section 8.01   Payments under the Certificate Insurance
Policy.

     If on the close of business on the third Business Day prior to any Payment Date, the funds on deposit in the Collection Account and available to be distributed on such Payment Date pursuant to Section 12.02(d) hereof, after any transfer from the Cash Collateral Account in accordance with
Section 12.03 hereof and the Capitalized Interest Account in accordance with Section 12.04(c) hereof, are not sufficient to make the payment of any interest due on the Outstanding Class A Certificates on such Payment Date in accordance with
Section 12.02(d)(v) hereof, the Trustee shall, no later than 10:00 a.m. New York time, on the second Business Day immediately preceding such Payment Date make a claim under the Certificate Insurance Policy in an amount equal to such insufficiency. In addition, if on the close of business on the third Business Day immediately prior to the Stated Maturity the funds on deposit in the Collection Account after any transfer from the Cash Collateral Account in accordance with Section 12.03 hereof are not sufficient to pay the entire Class A Certificate Balance, the Trustee shall, no later than 10:00 a.m. New York time, on the second Business Day immediately preceding the Stated Maturity, make a claim under the Certificate Insurance Policy in an amount equal to such
insufficiency.   Proceeds  of claims on the Certificate
Insurance Policy shall be deposited  in the  Collection
Account and used solely to pay amounts due in respect of interest on the Class A Certificates on each Payment Date and the Class A Certificate Balance at the Stated Maturity.
     In addition, on any day that the Trustee has actual knowledge or receives notice that any amount previously paid to a Holder of Class A Certificates has been subsequently recovered from such Certificateholder pursuant to a final order of a court of competent jurisdiction that
such  payment  constitutes  an avoidable   preference  within
the meaning of any applicable bankruptcy law to such Certificateholder (a "Preference Claim"), the Trustee shall make a claim within one Business Day upon the Certificate Insurance Policy for the full amount of such
Preference  Claim in accordance with the terms of the
Certificate Insurance  Policy.   Any  proceeds of any such
Preference Claim received by the Trustee shall be paid to the related Class A Certificateholders.



                         ARTICLE NINE

                          AMENDMENTS


     Section    9.01      Amendments    without    Consent
of
Certificateholders.

     The Transferor, the Servicer, the Back-up Servicer and the Trustee, with the prior written consent of MBIA but without the consent of the Holders of any Certificates, at any time and from time to time, may enter into one or more amendments hereto, in form satisfactory to the Trustee, for any of the following purposes, provided that any such amendment, as evidenced by an Opinion of Counsel if requested by the Trustee, will not have a material adverse affect on the Controlling Holders:
          (a) to correct or amplify the description of any property at any time included in the Trust Estate, or better to assure, convey and confirm unto the Trustee any property included or required to be included in the Trust Estate, or to include in the Trust Estate any additional property; or

          (b) to evidence the succession of another Person to the Transferor, and the assumption by such successor of the covenants of the Transferor herein and in the Certificates contained, in accordance with
     Section 11.02(o) hereof; or

          (c)   to  add  to the covenants of the
Transferor,
     for   the  benefit  of  MBIA  or  the  Holders  of
     all Certificates or to surrender any right or power herein conferred upon the Transferor; or

          (d) to convey, transfer, assign, mortgage or
      pledge any property to or with the Trustee; or

          (e)    to  cure  any  ambiguity,  to  correct
or
     supplement any provision herein which may be defective or inconsistent with any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement;

          (f)   to  evidence the succession of  the
Trustee
     pursuant to Article Seven hereof; provided that any such amendment does not modify this Agreement in a manner described in paragraphs (i) through
     (viii)  of Section 9.02(a) hereof; or

          (g)    as  may  be  necessary  to  effectuate
the
     issuance of any Class B Certificates in accordance with the terms of this Agreement and the Class B
     Supplement; provided that any such amendment does not modify this Agreement in a manner described in paragraphs (i) through (viii) of Section 9.02(a) or (b) hereof.

     The Trustee is hereby authorized to join in the execution of any such amendment and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such
amendment  that affects                                   the
Trustee's  own  rights,  duties,  liabilities   or
immunities under this Agreement or otherwise.

     Promptly   after  the  execution  by  the  Transferor,
the
Servicer, the Back-up Servicer and the Trustee of any amendment pursuant to this Section, the Transferor shall mail to the Rating Agencies and each Certificateholder a copy of such amendment.

     Section  9.02    Amendments and Modifications  to
Agreement with Consent of Certificateholders.

     (a)   With  the  prior  written consent  of  MBIA  and
the Controlling  Holders,  by Act of said Holders  delivered to the Transferor and the Trustee, the Transferor, the Servicer, the Back-up Servicer and the Trustee may enter into an amendment or modification of this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates under this Agreement (other than as described in Section 9.01); provided, however, that no such amendment shall, without the consent of the Holders of each Outstanding Certificate affected thereby:
          (i) change the Stated Maturity or Expected Maturity of any Certificate or the due date of any installment of principal of, or any installment of interest on, any Certificate, or change the principal amount thereof or the Certificate Interest Rate or change  any  place of payment where,  or  the  coin  or
     currency in which, any Certificate or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or
          (ii)  reduce the percentage of Certificate Balance
     of Certificates, the consent of the Holders of which is required for any such amendment, or the consent of the
     Holders  of  which  is  required  for  any  waiver   of
     compliance with certain provisions of this Agreement or Events of Default or their consequences; or

          (iii)      impair  or adversely affect  the  Trust
     Estate; or

          (iv)  modify or alter the definition of  the  term
     "Outstanding"  or  "Class  A  Certificate  Balance"  or
     "Class B Certificate Balance" or "Controlling Holders" or "Required Collateralization Amount"; or

          (v) modify or alter the provisions of the proviso to Section 6.04 hereof; or

          (vi) modify any of the provisions of this Section 9.02, except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of
     each Holder   of   each  Outstanding  Certificate
     affected
     thereby; or

          (vii)      permit the creation of any lien
     ranking prior to, on a parity with, or subordinate to the lien of this Agreement with respect to any part of the Trust Estate or terminate or release the lien of this Agreement on any property at any time subject hereto or deprive the Holder of any Certificate of the security afforded by the lien of this Agreement; or

          (viii)    modify any of Sections 6.01, 6.02,
6.03,
     6.18, or Section 12.02(d) hereof.

     (b) With the prior written consent of MBIA and the Holders of Certificates representing not less than 66-2/3% of the Class A Certificate Balance, by Act of said Holders delivered to the Transferor and the Trustee, the Transferor, the Servicer, the Back-up Servicer and the Trustee may enter into amendments hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of Article Three hereof or the definitions therein, provided that any such amendment does not modify the Agreement in a manner described in clauses (i) through (viii) of paragraph (a) of this Section 9.02.

     (c)   With the prior written consent of MBIA and the
Holders
of Certificates representing not less than 66-2/3% of the Class B Certificate Balance, by Act of said Holders delivered to the Transferor and the Trustee, the Transferor, the
Servicer, the Back-up Servicer and the Trustee may enter into amendments hereto for the purpose of adding any provisions to
or changing  in  any manner   or
eliminating   any  of  the  provisions,   including
definitions,   contained  herein  relating   to   the   Class
B Certificates, provided that any such amendment does not modify this Agreement in a manner described in clauses (i) through (viii) of paragraph (a) of this Section 9.02.

     (d)   The  Trustee  is  hereby authorized  to  join  in
the
execution of any amendments to this Agreement pursuant to clause (a), (b) or (c) above and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to
enter  into  any  such amendment   that  affects  the
Trustee's  own  rights,   duties,
liabilities or immunities under this Agreement. It shall not be necessary for any Act of Certificateholders under this
Section to approve   the   particular  form  of  any  proposed
supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution by the Transferor, the Servicer, the Back-up Servicer and the Trustee of any amendment pursuant to this Section, the Transferor shall mail to the Holders of the Certificates, MBIA and the Rating Agencies a copy of such amendment, together with any consents obtained from MBIA in connection therewith.

     Section 9.03   Execution of Amendments.
     In executing any amendment permitted by this Article or the modifications thereby of the trusts created by this Agreement, the Trustee shall be entitled to receive upon request, and (subject to Section 7.01 hereof) shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own duties or immunities under this Agreement or otherwise.
     Section 9.04   Effect of Amendments.
     Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
     Section 9.05 Reference in Certificates to Amendments. Certificates authenticated and delivered after the execution of any amendment pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Transferor shall so determine, new Certificates so modified as to conform, in the opinion of the Trustee and the Transferor, to any such amendment may be prepared and executed by the Transferor and authenticated and delivered by the Trustee in exchange for Outstanding Certificates.


                          ARTICLE TEN

                  REDEMPTION OF CERTIFICATES

     Section  10.01  Redemption at the Option of the
Transferor; Election to Redeem.
     The Transferor shall have the option to redeem (a) all of the Outstanding Class B Certificates at any time after the Class A Certificates have been redeemed or the Class A Certificate Balance has been reduced to zero and (b) all of the Outstanding Class A Certificates at any time after the Class A Certificate Balance is less than 10% of the Class A Certificate Balance as of the Closing Date, in each case at the applicable Redemption Price plus any fees due hereunder and all amounts due to MBIA under the Insurance Agreement. With respect to any redemption permitted by clause (b) above, MBIA shall have the same option to redeem the Class A
Certificates in the absence of the exercise thereof  by the
Transferor.
     The Transferor shall set the Redemption Date and the Redemption Record Date for the Certificates and give notice thereof to the Trustee pursuant to Section 10.02 hereof.
     Installments  of  principal  and  interest  that   are
due
regarding a Class of Certificates on or prior to the related Redemption Date shall continue to be payable to the Holders of such Certificates called for redemption as of the relevant Record Dates according to the terms and the provisions of Section
2.08
hereof.   The  election of the Transferor or MBIA to  redeem
any
Certificates pursuant to this Section shall be evidenced by a Board Resolution or written notice from MBIA, respectively, directing the Trustee to make the payment of the Redemption Price on all of the Certificates to be redeemed from monies deposited with the Trustee pursuant to Section
10.04 hereof.

     Section  10.02   Notice  to Trustee; Deposit  of
Redemption Price.

     In  the  case  of any redemption pursuant to  Section
10.01
hereof, the Transferor or MBIA, as applicable, shall, at least 15 days prior to the related Redemption Date, notify the Trustee and the applicable Certificateholders of such Redemption Date and shall deposit into the Redemption Account on such notification date an amount equal to the Redemption Price of all Certificates to be redeemed on such Redemption Date plus any fees due hereunder and all amounts due to MBIA under the Insurance Agreement.

    Section 10.03  Notice of Redemption by the Transferor.

     Upon  receipt of such notice and such deposit set  forth

in Section  10.02  above,  the  Trustee  shall  provide  notice of redemption pursuant to Section 10.01 hereof by first-class mail, postage  prepaid, mailed no later than the Business Day following the  date  on  which  such deposit was made, to  each

Holder  of Certificates  whose  Certificates are to  be

redeemed,  at  such Holder's address in the Certificate

Register.

     All notices of redemption shall state: (a)  the applicable

     Redemption Date;

(b)  the applicable Redemption Price; and

     (c) that on such Redemption Date, the Redemption Price will become due and payable upon each such Certificate, and that interest thereon shall cease to accrue on such date.
     Notice of redemption of Certificates shall be given by the Trustee in the name and at the expense of the Holder of the Transferor Certificate or MBIA, as applicable. Failure to give notice of redemption, or any defect therein, to any Holder of any Certificate selected for redemption shall not impair or affect the validity of the redemption of any other Certificate.
    Section 10.04 Certificates Payable on Redemption Date. Notice of redemption having been given as provided in Section 10.03 hereof, the Certificates to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date such Certificates shall cease to bear interest. The Holders of such Certificates shall be paid the Redemption Price by the Paying Agent on behalf of the Transferor; provided, however, that installments of principal and interest that are due regarding such Certificates on or prior to such Redemption Date shall be payable to the Holders of such Certificates registered as such on the relevant Record Dates according to the terms and the provisions of Section 2.08 hereof.
     If the Holders of any Certificate called for redemption shall not be so paid, the principal on such Certificates shall, until paid, bear interest from the applicable Redemption Date at the related Certificate Interest Rate.
     Section 10.05  Release of Lease Contracts.
     In  connection  with  any redemption  permitted  under

this Article Ten, the Transferor or MBIA, as the case may be,

shall be permitted  to  obtain  a release of the Lease

Contracts  to  the extent that (a) after giving effect to such release, (x) the  sum of  (i)  the  amount  of funds then held in the  Cash  Collateral Account and (ii) the Aggregate IPB is

equal to or exceeds (y) (i) the  Certificate  Balance of any

Outstanding Certificates  (after giving  effect to such

redemption) divided by (ii) a ratio  equal to (A) the sum of the Class A Certificate Balance and the Class B Certificate

Balance over (B) the sum of the Aggregate IPB and any amounts on  deposit  in the Cash Collateral  Account  (with  all

amounts  in  such  ratio calculated as of the Determination

Date relating  to  the  first  Payment Date preceding  the

Redemption Date), provided that in connection with a redemption of the Class B  Certificates, the Transferor shall be entitled to a release of all  of  the  Lease  Contracts and (b) the

applicable  Redemption Price  shall have been deposited into the Redemption  Account  as required by Section 10.02.

                        ARTICLE ELEVEN

           REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 11.01  Representations and Warranties.

     The  Transferor  hereby makes the following
representations and warranties for the benefit of the Trustee, MBIA and the Certificateholders on which the Trustee relies in accepting the Trust Estate in trust and in authenticating the Certificates and on which MBIA relies in issuing the Certificate Insurance Policy. Such representations and warranties are made as of the Closing Date and each
Funding  Date and shall survive  the   transfer, conveyance and
assignment of the Trust Estate to the Trustee.


     (a) Organization and Good Standing. The Transferor is a corporation duly organized, validly existing and in good standing under the law of the State of Delaware and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Transferor to perform its obligations under the Transaction Documents;

     (b)  Authorization.  The Transferor has the power,
authority and  legal right to execute, deliver and  perform
under the terms of  the  Transaction  Documents and the
execution,  delivery  and performance
of  the  Transaction  Documents  have                 been
duly
authorized by the Transferor by all necessary corporate action;

     (c)   Binding  Obligation.   Each  of  (i)  this
Agreement,
assuming  due  authorization,  execution  and  delivery  by
the
Trustee,  the  Back-up  Servicer  and  the  Servicer,  (ii)
the
Insurance Agreement, assuming due authorization, execution and delivery by MBIA, the Trustee, the Back-up Servicer, the Company, the Certificate Funding Administrator and the Servicer, (iii) the Servicing Agreement, assuming due authorization, execution and delivery by the Transferor, the Servicer, the Trustee and the Servicer and (iv) the applicable Certificate Purchase Agreement, assuming due
authorization,  execution  and  delivery  by          the
purchaser named therein and (v) the Lease Acquisition Agreement, assuming due authorization, execution and delivery by the
Company, constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity;

     (d)   No  Violation.  The consummation of  the
transactions
contemplated by the fulfillment of the terms of the Transaction Documents will not conflict with, result in any breach of any of the terms
and   provisions of or constitute  (with  or  without
notice, lapse of time or both) a default under the organizational documents or bylaws of the Transferor, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Transaction Documents, or violate any law, or any material order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental
instrumentality  having  jurisdiction   over          the
Transferor or any of its properties.

     (e)    No   Proceedings.   There  are  no   Proceedings
or
investigations  to  which  the  Transferor,   or   any   of
the
Transferor's Affiliates, is a party pending, or, to the knowledge of Transferor, threatened, before any court, regulatory body, administrative
agency   or  other  tribunal   or   governmental
instrumentality (A) asserting the invalidity of the Transaction Documents,
(B) seeking to prevent the issuance of any of the Certificates or the consummation of any of the transactions contemplated by the Transaction Documents or
(C) seeking any determination or ruling that would materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, the Transaction Documents.

     (f)   Approvals.   All approvals, authorizations,
consents,
orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper authorization, issuance and sale of the Certificates pursuant to this Agreement (except approvals of State securities officials under the Blue Sky Laws), have been or will be taken or obtained on or prior to the Closing Date.

     (g) Place of Business. The Transferor's principal place of business and chief executive office is located at 6424 W.
91st Avenue,  Suite C, Westminster, CO  80030, and the
Transferor  has done business only under the name GF Funding
Corp. III.

     (h)   Transfer  and  Assignment of Lease Assets.   Upon
the
delivery to the Trustee of the Lease Contracts and the filing of the financing statements described in Sections 4.01(f) hereof, the Trustee for the benefit of the Certificateholders shall have a first priority perfected security interest in the Lease Receivables and the Lease Contracts and in the proceeds thereof, except for Liens permitted under Section 11.02(a) and limited to the extent set forth in Section 9-306 of the UCC as in effect in the applicable jurisdiction. All filings (including, without limitation, UCC filings) as are necessary in any jurisdiction to perfect the ownership or other interest of the Trustee in the Trust Estate (other than filings with respect to Equipment underlying Lease Contracts), including the transfer of the Lease Contracts and the payments to become due thereunder, have been made.

     (i)    Parent  of  the  Transferor.   The  Company  is
the
registered owner of all of the issued and outstanding common stock of the Transferor, all of which common stock has been validly issued, is fully paid and nonassessable.

     (j) Lease Acquisition Agreement The Transferor has entered into the Lease Acquisition Agreement with the Company relating to its acquisition of the Lease Contracts, the Lease Receivables and the Equipment, and the representations and warranties made by the Company relating to the Lease Contracts, Lease Receivables and the Equipment have been
validly assigned to  and  are  for  the benefit   of   the
Transferor,  the  Trustee,   MBIA   and
the
Certificateholders and such representations and warranties are true and correct in all material respects.

     (k)   Bulk  Transfer  Laws.   The transfer,  assignment
and
conveyance of the Lease Contracts, the Equipment and the Lease Receivables by the Company to the Transferor pursuant to the Lease Acquisition Agreement or by the Transferor pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     (l)   The  Lease Contracts.  The Transferor hereby
restates
and makes each of the representations and warranties with respect to the Lease Contracts, the Lease Receivables and the Equipment that are made by the Company in Section 3.01 of
the  Lease Acquisition   Agreement   as  of   the   date   on
which   such representations and warranties were made.

     (m) Investment Company Act. The Transferor is not an
"investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     Section 11.02  Covenants.

     The Transferor hereby makes the following covenants for the benefit of the Trustee, MBIA and the Certificateholders, on which the Trustee relies in accepting the Trust Estate in trust and in authenticating the Certificates. Such covenants shall survive the transfer, conveyance and assignment of the Trust Estate to the Trustee.
     (a) No Liens. Except for the conveyances and assignment hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Trust Estate now existing or hereafter created, or any
interest  therein  prior   to
the
termination of this Agreement pursuant to Section 5.01 hereof; the Transferor will notify the Trustee of the existence of any Lien on any Trust Estate immediately upon discovery thereof; and the Transferor shall defend the right, title and interest of the Trustee in, to and under the Trust Estate now existing or hereafter created, against all claims of third parties claiming through or under the Transferor; provided, however, that nothing in this Section 11.02(a) shall prevent or be deemed to prohibit the Transferor
from suffering to exist upon any of the Equipment any   Liens
for  municipal  or  other  local  taxes  and   other
governmental  charges owed by the Transferor or   a  Customer
if such taxes or governmental charges shall not at the time be due and payable or if the Transferor or related Customer shall currently be contesting the validity thereof in good faith by appropriate proceedings and the Transferor shall have set aside on its books adequate reserves with respect thereto.

     (b) Delivery of Collections. The Transferor agrees to hold in trust and promptly pay to the Servicer all amounts received by the Transferor in respect of the Trust Estate (other than amounts distributed to or for the benefit of the Transferor pursuant to Article Twelve hereof).

     (c)   Obligations  with  Respect to  Lease  Contracts.
The
Transferor will duly fulfill all obligations on its part to be fulfilled under or in connection with each Lease Contract and will do nothing to impair the rights of the Trustee
(for the benefit of the Certificateholders and MBIA) in the Lease Receiv ables, the Lease Contracts and any other Trust Estate. As long as there is no event of default under the applicable Lease Contract, the Transferor will not
disturb the Customer's  quiet and   peaceful  possession  of
the related Equipment and the Customer's unrestricted use thereof for its intended purpose.

     (d) Compliance with Law. The Transferor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Lease Contracts or any part thereof. The Transferor will comply, in all material respects, with all requirements of law applicable to the Transferor.

     (e)   Preservation  of  Security Interest.   The
Transferor shall execute and file such continuation statements and any other documents which may be required by law to fully preserve and protect the interest of the Trustee (for the benefit of the Certificateholders and MBIA) in the Trust Estate.

     (f) Maintenance of Office, etc. The Transferor will not, without providing 30 days notice to the Trustee and MBIA and without filing such amendments to any previously filed financing statements as the Trustee or MBIA may require or as may be required in order to maintain the Trustee's perfected security interest in the Trust Estate,
(a) change the location of its principal executive office, or (b) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Transferor in accordance with the Servicing Agreement or
this   Agreement seriously  misleading within the meaning of
Article  9-402(7)  of any applicable enactment of the UCC.
     (g)   Further Assurances.  The Transferor will make,
execute
or  endorse, acknowledge, and file or deliver to the Trustee
from time   to   time   such   schedules,  confirmatory
assignments, conveyances,   transfer   endorsements,   powers
of   attorney, certificates,  reports and other assurances  or
instruments and take such further steps relating to the Trust Estate, as the Trustee may request and reasonably require.

     (h) Notice of Liens. The Transferor shall notify the
Trustee and MBIA promptly after becoming aware of any Lien on any Trust Estate, except for any Liens on Equipment for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty or if the Transferor or the related Customer shall currently be contesting the validity thereof in good faith by appropriate proceedings and the Transferor shall have set aside on its books adequate reserves with respect thereto.

     (i) Activities of the Transferor. The Transferor (a) shall engage in only (1) the acquisition, ownership, leasing, selling and pledging of the property acquired by the Transferor pursuant to the Lease Acquisition Agreement, and causing the issuance of, receiving and selling the Certificates issued pursuant to this Agreement and (2) the exercise of any powers permitted to corporations under the corporate law of the State of Delaware which are incidental to the foregoing or necessary to accomplish the foregoing and the Transferor shall incur no debt other than trade payables and expense accruals in connection with its operations in the normal course of business, and other than as contemplated by the Transaction Documents; (b) will (1) maintain its books, records and cash management accounts separate from the books and records of any other entity and in accordance with generally accepted accounting principles, (2) maintain separate bank accounts and no funds of the Transferor shall be commingled with funds of any other entity except for a limited period of time between receipt by (I) the Company in its capacity as Servicer, (II) the Lockbox Bank or (III) the ACH Bank of certain payments on the Lease Contracts and the underlying proceeds as specified in the Servicing Agreement, (3) keep in full effect its existence, rights and franchises as a corporation under the laws of its State of incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect  the  validity and enforceability of this  Agreement,
(4) observe all corporate procedures required by its Certificate of Incorporation, its bylaws and the laws of the state of Delaware, (5) maintain its good standing under the laws of the state of Delaware, (6) keep correct and complete books and records of account and minutes of meeting and other proceedings of its Board of Directors and shareholder meetings, (7) obtain proper authorization from its directors or shareholders, as appropriate and act solely in its corporate name and through its duly authorized officers and agents in the conduct of its business, (8) disclose in its financial statements that the Lease Assets have been sold and assigned to the Transferor and from the Transferor to the Trust and that the assets of the Transferor are not available to pay the creditors of the Company, (9) maintain a separate telephone number and stationery reflecting a separate address and identity from that of the Company; and
(c) will  not (1)  dissolve  or  liquidate in whole or in
part,  (2)  own  any
subsidiary  or  lend  or  advance  any  moneys  to,  or  make an
investment  in,  any  Person, (3) make any capital
expenditures,
(4)(A) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect
to  it,  or seeking                         reorganization,
arrangement,   adjustment,                  wind-up,
liquidation,  dissolution,  composition   or  other  relief
with respect to it or its debts, (B) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (C) make a general assignment for
the benefit  of creditors,                               or
(D)  take  any  action  in  furtherance  of,              or
consenting or acquiescing in, any of the foregoing, (5)
guarantee (directly                                       or
indirectly),   endorse   or   otherwise   become
contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person, (6) merge or consolidate with any other Person, (7) engage in any other action that bears on whether the separate legal identity of the Transferor will be respected, including without limitation (A) holding itself out as being liable for the debts of any other party or (B) acting other than in its corporate name and through its duly authorized officers or agents, or (8) create, incur, assume, or in any manner become liable in respect of any indebtedness other than as contemplated by the Transaction Documents and other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose; provided, however, that the Transferor may take any action prohibited by this
clause  (8)  if  (x) the Transferor shall cause,  prior   to
the
taking  of  such  action,  an Opinion of Counsel  experienced in
federal bankruptcy matters, in substance satisfactory to the Trustee, the Certificateholders, MBIA and the Rating
Agencies confirming                                      the
non-consolidation  of  the  Transferor  and  the
Company, to be delivered to the Trustee, the Certificateholders, MBIA and the Rating Agencies, (y) the Rating Agencies shall indicate in writing that the taking of such action will not affect the then current rating of
any Certificates, and (z) MBIA, and   if  an  MBIA  Default  or
Termination  has  occurred,  the Controlling  Holders,  shall have  given  their  prior
written
consent.   The  Transferor shall not amend  any  article  in
its
Certificate of Incorporation that deals with any matter discussed above without the prior written consent of MBIA. On or before April 15 of each year, so long as any of the
Certificates  are Outstanding,              the   Transferor
shall  furnish    to    each
Certificateholder, the Trustee and MBIA, an Officer's
Certificate confirming                                   that
the Transferor has complied with its obligations under this Section 11.02(i).

     (j) Directors. The Transferor agrees that at all times, at least two of the directors and one of the executive officers of the Transferor (or two persons, one of whom is serving as both a director and an executive officer) will not be a director, officer or employee of any direct or ultimate parent, or Affiliate of the parent or of the Transferor; provided, however, that such independent directors and officers may serve in similar capacities for other "special purpose corporations" formed by the Company and its Affiliates. The Transferor's Certificate of Incorporation shall at all times provide that such independent directors shall have a fiduciary duty to the Holders of the Certificates and will always require unanimous consent of the board of directors to file any bankruptcy petition.
     (k) Preservation of the Equipment. The Transferor warrants that it is the lawful owner and possessor of the Equipment or has a valid security interest therein and that it will warrant and defend such Equipment against all Persons, claims and demands
whatsoever.   The Transferor shall not assign, sell,  pledge,
or exchange, or in any way encumber or otherwise dispose of the Equipment, except as permitted under this Agreement.
     (l)   Tax  Treatment.   The  Transferor  shall  comply
with Section 2.11 of this Agreement at all times and its financial and tax records shall reflect such intended tax treatment.
     (m) Maintenance of Office or Agency. The Transferor will maintain an office or agency within the United States of America where Certificates may be presented or surrendered for payment, where Certificates may be surrendered for
registration   of transfer or exchange and where notices and
demand to or upon the Transferor in respect of the Certificates and this Agreement may be served. The Transferor hereby initially appoints the Trustee as the Paying Agent and its Corporate Trust Office as the office for each of said purposes. The Transferor will give 30 days prior written notice to the Trustee, MBIA and the Certificateholders of any change in the identity of the Paying Agent or the location, of any such office or agency. If at any time the Transferor shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Trustee, and the Transferor hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.
     (n)    Enforcement   of   Servicing  Agreement   and
Lease Acquisition Agreement. The Transferor will take all actions necessary, and diligently pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of the Servicer under the Servicing Agreement and
the Company under the   Lease  Acquisition  Agreement  and  to
secure  its  rights thereunder.
     (o)   Transferor  May  Consolidate, etc.,  Only  on
Certain Terms.   The  Transferor shall not consolidate or merge
with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:
          (i) the Person (if other than the Transferor) formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be a Person organized and existing as a limited purpose corporation under the laws of the
     United  States  of  America or any State  thereof   and
     shall have expressly assumed, by an amendment hereto, executed and delivered to the Trustee and MBIA, in form and substance reasonably satisfactory to the Trustee and MBIA, the obligation to make due and punctual payments of the principal of and interest on all of the Certificates and to perform every covenant of this Agreement on the part of the Transferor to be performed or observed; and

          (ii)  the Transferor shall have caused the
     Trustee to  have received a letter from the Rating
     Agencies  to the  effect that the rating issued with
     respect to  the Certificates   is   confirmed,
     notwithstanding
     the
     consummation of such merger, consolidation, transfer or conveyance together with the consent of MBIA to such merger, consolidation transfer or conveyance;
     and

          (iii)     immediately after giving effect to
     such transaction, no Event of Default or Default
     shall  have
     occurred and be continuing; and
          (iv)  the Transferor shall have delivered  to
     the Trustee  and  MBIA  an  Officer's  Certificate
     and  an Opinion    of   Counsel   each   stating
     that    such
     consolidation,  merger, conveyance or  transfer
     comply with  this  Article  Eleven  and  that  all
     conditions precedent   herein  provided  for
     relating   to   such transaction have been complied
     with; and

          (v)   such  consolidation, merger,  conveyance
     or transfer shall be on such terms as shall fully
     preserve the lien and security of this Agreement, the
     perfection and  priority thereof and the rights and
     powers of  the Trustee,  MBIA   and  the Holders of
     the  Certificates under this Agreement; and

          (vi) the surviving corporation shall be a
     "special purpose    corporation";   i.e.,    shall
     have  an
     organizational  charter substantially  similar  to
     the Certificate   of   Incorporation  of   the
     Transferor
     including   specific  limitations   on   the
     business purposes, and provisions for independent directors; and

          (vii)      MBIA shall have given its prior
     written consent,   which  consent  shall  not  be
     unreasonably withheld or delayed.

     (p)   Successor  Substituted.   Upon  any  consolidation
or
merger,  or  any  conveyance or transfer of  the  properties
and assets  of                                  the  Transferor
substantially  as  an  entirety                 in
accordance with Section 11.02(o) hereof, the Person formed by or surviving such consolidation or merger (if other than the Transferor) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Transferor under this Agreement with the same effect as if such Person had
been  named  as  the Transferor                 herein  upon
the  execution  of  an  assignment  and
assumption agreement by such Person. In the event of any such conveyance or transfer, the Person named as the "Transferor" in the first paragraph of this Agreement or any successor which shall theretofore have become such in the manner prescribed in this Article shall be released from its liabilities as obligor and maker on all the Certificates and from its obligations under this Agreement and may be dissolved, wound-up and liquidated at any time thereafter.

     (q)   Use  of Proceeds.  The proceeds from the sale  of
the
Certificates  will  be  used by the Transferor  (i)  to  pay
the Existing                                    Indebtedness,
(ii)  to  deposit  to  the  Capitalized
Interest Account the Capitalized Interest Account Deposit and to deposit to the Prefunding Account the Prefunding Account Deposit, (iii) to pay the expenses associated with this
transaction  and (iv)  for                        general
corporate purposes, including  the  cost  of
funding   Funded  Lease  Contracts.   None  of  the
transactions
contemplated in the Transaction Documents (including the use of the proceeds from the sale of the Certificates) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations G, T, U and X of the Board of
Governors  of the   Federal  Reserve  System,  12  C.F.R.,
Chapter  II.                                The
Transferor does not own or intend to carry or purchase any
"margin security" within the meaning of said Regulation G, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

     (r)   Notice  of  Trigger  Events.   Upon  the
Transferor's
obtaining knowledge of the occurrence of any Trigger Event, the Transferor shall within one Business Day of obtaining such knowledge notify MBIA, the Trustee, the Rating Agencies and the Certificateholders of such occurrence.

     Section 11.03  Other Matters as to the Transferor.
     (a)   Limitation  on  Liability of Directors,  Officers,
or
Employees of the Transferor  Except as provided in subsection
(b) of this Section and elsewhere in this Agreement, the directors, officers, or employees of the Transferor shall not
be under  any personal                               liability
to   the   Trust,   the   Trustee,                        the
Certificateholders, the Servicer, or any other Person hereunder or pursuant to any documents delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and the issuance of the Certificates, except with respect to liability resulting from such person's fraudulent or
willful  misconduct.   The  Transferor  and               any
director or officer or employee or agent of the Transferor may rely in good faith on the advice of counsel or on any documents of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

     (b)   Parties  Will  Not  Institute Insolvency
Proceedings.
During the term of this Agreement and for one year and one day after the termination hereof, none of the parties hereto or any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law

                         against the Transferor. ARTICLE TWELVE

                   ACCOUNTS AND ACCOUNTINGS

     Section 12.01  Collection of Money.

     Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Lease Contracts received by the Trustee in the Lockbox Account (if such account is held by the Trustee) and the other accounts held in the name of the Trustee to permit the Servicer to perform its duties under the Servicing Agreement. The Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided in this Agreement.
If any Lease Contract becomes a Defaulted Lease Contract, the Trustee, upon Transferor or Servicer request may, and upon the request of MBIA or if an MBIA Default or Termination has occurred and is continuing, the Controlling Holders shall take such action as may be appropriate to enforce such payment
or performance,     including  the  institution  and
prosecution   of
appropriate  Proceedings.  Any  such  action  shall  be
without
prejudice to any right to claim a Default or Event of Default under this Agreement and to proceed thereafter as
provided  in Article  Six  hereof.   If the Transferor
receives any amounts payable to or receivable by the Trustee pursuant to this Agreement, the Transferor shall immediately, but not later than two Business Days after receipt, remit such amounts to the Trustee for deposit in the Collection Account.

    Section 12.02  Collection Account; Redemption Account.
     (a)   Prior to the Closing Date, the Trustee shall open
and
maintain  a  trust  account at its Corporate  Trust  Office
(the
"Collection Account") in the name of the Trustee for the
benefit of the
Certificateholders  and  MBIA,  for  the  receipt   of
(i) payments remitted to the Trustee by the Servicer and ACH Bank pursuant to Sections 3.03 and 3.04 of the Servicing Agreement, amounts transferred from the Lockbox Account in accordance with Section 3.03 of the Servicing Agreement and any amounts received by the Trustee pursuant to Section 12.01 hereof, (ii) amounts transferred from the Cash Collateral Account in accordance  with
Section   12.03(d)(i),  (ii)  and  (iii)  hereof,  (iii)
amounts transferred
from the Capitalized Interest Account in  accordance
with  Section  12.04(c)(i), (iv) with respect  to  the   Class
A Certificates, proceeds of claims made under the Certificate Insurance Policy, in accordance with Article Eight hereof, upon receipt, (v) amounts transferred from the Prefunding Account in accordance with Section 12.04(d)(ii)
and (vi) any  Reinvestment Income.   Funds in the Collection
Account shall not be commingled with any other monies. All payments to be made from time to time by the Transferor to the Certificateholders out of funds in the Collection Account pursuant to the Agreement shall be made by the Trustee or the Paying Agent of the Transferor. All monies deposited from time to time in the Collection Account pursuant to this Agreement shall be held by the Trustee as part of the Trust Estate as herein provided.

     (b)   Upon  Transferor Order, the Trustee shall  invest
the
funds   in   the  Collection  Account  in  Eligible
Investments;
provided, however, that all monies on deposit in the Collection Account pursuant to Section 12.02(a)(iii) hereof shall remain uninvested.
The Transferor Order shall specify the Eligible Investments in which the Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the second Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity; provided that, Eligible Investments of the type described in clause (a) of the definition of Eligible Investments may mature on such Payment Date. In the absence of a Transferor Order, the Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (g) of the definition thereof. Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders and MBIA. The Trustee shall provide to the Servicer and MBIA monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

     (c)   Any  income or other gain from investments in
Eligible
Investments  as  outlined in (b) above shall be credited  to the
Collection Account and any loss resulting from such investments shall be charged to such account; provided, however, that the Transferor shall make or cause to be made no later than the applicable Payment Date a deposit to the Collection Account to the
extent   of  any  losses  therein.   Except  as   otherwise
specifically set forth herein, the Trustee shall not be liable for any loss incurred on any funds invested in Eligible
Investments  pursuant  to the provisions of  this  Section
12.02
(other than in its capacity as obligor under any Eligible Investment).

     (d)   On each Payment Date if either no Default or Event
of
Default  shall have occurred and be continuing or  a  Default
or
Event  of Default shall have occurred and be continuing  but
the entire   Certificate  Balance  of  the  Class  A  and
Class   B Certificates  shall  not  have  been  declared  due
and payable pursuant to Section 6.02 hereof, then on such Payment Date, after making all transfers and deposits to the Collection Account referred to in Section 12.02(a)
hereof,  the  Trustee  shall withdraw   from  the  Collection
Account  (other  than   amounts representing  payments  of
Lease  Receivables  due                           after the
Calculation Date immediately preceding such Payment Date unless such amounts are used toward Servicer Advances
pursuant  to Section                              3.04   of
the  Servicing  Agreement)                        including
the
Reinvestment Income therein, and shall make the following disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicer's Report; provided, however, that (x) the proceeds of claims under the Certificate Insurance Policy shall be used solely to pay interest and principal due under
paragraphs (v) and (vi) of this  Section 12.02(d)   in
accordance with the terms of the Certificate Insurance Policy; and (y) the Trustee shall withdraw from the Collection Account and make interest payments based on the Class A Certificate Balance even if it shall not have received the Monthly Servicer's Report:

          (i)  to pay to the Servicer:  (A) the Servicer Fee
     then   due  for  all  Certificates;  (B)  the   amounts
     necessary to reimburse the Servicer and any successor Servicer and subservicer as provided in Section 3.08(a) of the Servicing Agreement for reasonable costs and expenses incurred by the Servicer (including
     reasonable attorney's   fees   and  out-of-pocket
     expenses)   in connection  with the realization,
     attempted realization or  enforcement  of  rights
     and  remedies  upon  Lease Contracts  that have
     become Defaulted Lease Contracts, from amounts received as Recoveries from such Defaulted Lease
     Contracts;  (C)  any  amounts   received   from
     Customers to pay the taxes described in Section 3.07
     of
     the Servicing Agreement, to the extent deposited in
     the Collection   Account;  (D)  the  amount
     necessary   to reimburse the Servicer for any
     Nonrecoverable Advance; and (E) all amounts received in respect of Lease Receivables as to which the Servicer has made an unrecovered
     Servicer Advance, to the  extent  of  such Servicer
     Advance;

          (ii)  to  pay to the Trustee the Trustee Fee
     then due for all Certificates;

          (iii)      to  pay  to  the Back-up  Servicer
the
    Back-up Servicer Fee then due for all Certificates;

          (iv) to pay to MBIA the MBIA Premium then due for all of the Class A Certificates;

          (v)   to pay the interest due on that Payment
Date
     on all Outstanding Class A Certificates and any overdue interest, to be applied as provided in
     Section  2.08 hereof;


          (vi)  to  pay  the Class A Principal
     Distribution Amount to all Outstanding Class A
     Certificates,  to  be applied as provided in Section
     2.08 hereof;

          (vii)     unless a Trigger Event has occurred,
to
     deposit into the Cash Collateral Account an amount necessary to bring the balance therein to an amount equal to the Cash Collateral Account Required
Balance;
          (viii)     to  pay to MBIA, any amounts
     previously paid by MBIA under the Certificate
     Insurance Policy and not heretofore repaid, together with interest thereon in accordance with the Insurance Agreement;
          (ix) to pay to a successor Servicer after a successor Servicer has been appointed pursuant to Section 6.02 of the Servicing Agreement, the Additional Servicer Fee, if any, and to pay any successor
     Servicer,  MBIA  or the Trustee, any  Transition
     Costs incurred  by  any  successor  Servicer,  MBIA
     (solely
     pursuant to Section 6.02(d) of the Servicing
     Agreement) or the Trustee and not previously reimbursed;

          (x) on and after each Payment Date following the
     initial occurrence of a Trigger Event, apply any remaining funds (the "Additional Principal
     Amount")  to the payment of principal on the Class A
     Certificates;

          (xi) to pay to the Trustee and the Back-up Servicer, any other amounts due to the Trustee or the Back-up Servicer as expressly provided herein and in the Servicing Agreement;

          (xii)      to  pay to MBIA, any other amounts
     due under the Insurance Agreement;

          (xiii)     to  pay  to  the  Servicer   any
     other amounts due the Servicer as expressly provided herein and in the Servicing Agreement;

          (xiv)      to pay the interest due on that
     Payment Date  on  all Outstanding Class B
     Certificates and any overdue interest and interest thereon, to be applied as provided in Section 2.08 hereof;

          (xv)  to  pay  the Class B Principal
     Distribution Amount  due  on  that Payment Date on
     all  Outstanding Class  B Certificates, to be applied
     to the payment  of Certificate  principal  as
     provided  in  Section                           2.08
     hereof; and

          (xvi)      to remit any excess funds to or at
     the direction of the Holder of the Transferor
     Certificate.

     (e) Prior to the Closing Date, the Transferor shall cause the Trustee to open and maintain a trust account at the Corporate Trust Office (the "Redemption Account") in the name of the Trustee for the benefit of Certificateholders and MBIA, for the receipt of the Redemption Price of any Certificates to be redeemed in accordance with Article
Ten  hereof.    On   any
Redemption Date, the Trustee shall withdraw the applicable Redemption Price from the Redemption Account and the
Paying Agent shall    remit   the   Redemption   Price   to
the   applicable Certificateholders  in  accordance  with
Section   10.04  hereof.
Moneys in the Redemption Account shall be invested in Eligible Investments that mature no later than two Business Days prior to the relevant Redemption Date. Eligible
Investments shall be made inthe   name   of   the  Trustee  for
the  benefit    of   the
Certificateholders  and  MBIA.   Any  monies  deposited  in
the Redemption   Account  for  purposes  of  redeeming
Certificates
pursuant  to  Article Ten hereof shall, subject to  Section
7.16 hereof, remain in the Redemption Account until used to redeem such Certificates.

     (f) If payments on the Lease Contracts are made by means of electronic transfers from a Customer bank account, the Servicer shall either remit such payments to the Collection Account in accordance with Section 3.03(a) of the Servicing Agreement, or the Transferor shall open and maintain an account at the ACH Bank (the "ACH Account") in the name of the Trustee and in the name of any other Permitted Parties.
     Section 12.03  Cash Collateral Account.
     (a)   Prior to the Closing Date, the Transferor shall
cause
the Trustee to open and maintain a trust account at the Corporate Trust Office (the "Cash Collateral Account") in the name of the Trustee for the benefit of the Certificateholders and MBIA, for the receipt of deposits pursuant to
Section  12.02(d)(vii). Monies  received in the Cash Collateral
Account will be  invested at                             the
written  direction  of  the  Transferor  in
Eligible
Investments during the term of this Agreement, and any income or other gain realized from such investment, shall be held by the Trustee in the Cash Collateral Account as part of the Trust Estate subject to disbursement and withdrawal as herein provided. Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders and
MBIA.   No   such Eligible  Investment shall mature later than
the second Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity; provided that, Eligible Investments of the type described in clause (a) of the definition of Eligible Investments may mature on such Payment Date. In the absence of a Transferor Order, the Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (g) of the definition thereof Monies shall be subject to withdrawal in accordance with Section 12.03(d) hereof.

     (b) The Trustee shall provide to the Servicer and MBIA monthly written confirmation of investments of funds held in the Cash Collateral Account, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

     (c) If any amounts invested as provided in Section 12.03(a) hereof shall be needed for disbursement from the Cash Collateral Account as set forth in Section 12.03(d) hereof, the Trustee shall cause such investments of such Cash Collateral Account to be sold or otherwise converted to cash to the credit of such Cash Collateral Account. The Trustee shall not be liable for any investment loss resulting from investment of money in the Cash Collateral Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

     (d) Disbursements from the Cash Collateral Account shall be made, to the extent funds therefore are available, only as follows:

          (i)    in  the  event  that  the  amount  in   the
     Collection  Account at 10:00 a.m. Minneapolis  time  on
     the   Determination  Date  immediately  preceding   any
     Payment  Date (other than amounts representing payments
     of  Lease  Receivables due after the  Calculation
     Date immediately  preceding such Payment  Date
     unless  such amounts  are used toward Servicer
     Advances pursuant to Section 3.04 of the Servicing Agreement and taking into account funds transferred from the Capitalized Interest Account  pursuant to
     Section 12.04(c)(i)) is less  than
     the  amounts  required to be paid from  the
     Collection Account on such Payment Date pursuant to clauses (i) through (vi) of Section 12.02(d)
     hereof,  the  Trustee shall  withdraw funds from the
     Cash Collateral  Account on  or  prior  to  4:00
     p.m. New  York  time  on  such Determination Date to
     the extent necessary to make such payments on such Payment Date and deposit such funds into the
     Collection Account;
          (ii) subject to subparagraph (iii) of this
     Section 12.03(d),  in  the event that on any Payment
     Date  the balance in the Cash Collateral Account
     equals an amount greater than the Cash Collateral Account Required Balance (after giving effect to the  distributions listed  in  clause  (i)  of this
     Section  12.03(d)  and clauses  (i) through (vi) of
     Section 12.02(d) on such Payment Date), the Trustee shall withdraw funds in the Cash Collateral Account in such amount  so  that  the remaining amount  in
     the Cash Collateral Account  after such  withdrawal
     will equal the Cash Collateral Account Required
     Balance,  and deposit  such  amounts  in  the
     Collection  Account for distribution  on  such
     Payment Date  in  accordance with the priorities set
     forth  in Section 12.02(d);
          (iii)     in the event that on any Payment Date
     a Trigger  Event has occurred, the Trustee shall
     withdraw all  funds from the Cash Collateral Account
     and deposit such funds into the Collection Account
     for disbursement in  accordance with the provisions
     of Section  12.02(d) hereof; and
          (iv) subject to subparagraph (iii) of this
     Section 12.03(d),  in  the event that on any Funding
     Date  the balance  in  the Cash Collateral Account,
     after  giving effect  to any Funding occurring on
     such Funding  Date, equals  an  amount  greater than
     the Cash Collateral Account Required Balance, the Trustee shall withdraw funds in the Cash Collateral Account in such amount so that the remaining amount  in  the  Cash  Collateral Account  after
     such  withdrawal will  equal  the  Cash Collateral
     Account Required Balance, and disburse  such amounts
     to or at the direction of the Transferor.
Section 12.04  Prefunding Account; Capitalized Interest
Account.
     (a) Prior to the Closing Date, the Trustee shall open and maintain a segregated trust account in the name of the Trustee at the Corporate Trust Office (the "Capitalized Interest Account") for the benefit of the Certificateholders and MBIA, for the receipt of funds transferred from the Transferor on the Closing Date. The Transferor hereby instructs the Trustee on the Closing Date to deposit into the Capitalized Interest Account from the proceeds of the sale of the Certificates an amount equal to
the Capitalized  Interest  Account  Deposit.   Monies  held  in
the
Capitalized Interest Account shall be subject to withdrawal in accordance with Section 12.04(c) hereof. Funds on deposit in the Capitalized Interest Account shall not be commingled with any other monies.

     (b) Prior to the Closing Date, the Trustee shall open and maintain a segregated trust account in the name of the Trustee at the Corporate Trust Office (the "Prefunding Account") for the benefit of the Certificateholders and MBIA, for the receipt of funds transferred from the
Transferor on the Closing Date.                    The
Transferor hereby instructs the Trustee on the Closing Date to deposit into the Prefunding Account from the proceeds of the sale of the Certificates an amount equal to the Prefunding Account Deposit. Monies held in the Prefunding Account shall be subject to withdrawal in accordance with Section 12.04(d) hereof. Funds on deposit in the Prefunding Account shall not be commingled with any other monies.
     (c) Disbursements from the Capitalized Interest Account shall be made as follows provided that funds therefor are available:
          (i) On each Determination Date through the first
     Determination Date following the end of the Funding Period, the Trustee will withdraw from the Capitalized Interest Account and deposit into the Collection Account an amount equal to the Negative Arbitrage Amount.

          (ii) On the first Determination Date after the end of the Funding Period, after the payment in full of the amounts specified in clause (i), the Trustee will withdraw any remaining amounts in the Capitalized Interest Account and disburse such amounts to or at the direction of the Transferor; provided that no Trigger Event or Event of Default shall have occurred and be continuing and if such event shall have occurred and be continuing, the Trustee shall deposit such funds to the Collection Account.

     (d) Disbursements from the Prefunding Account shall be made as follows provided that funds therefor are available:

          (i) Prior to the end of the Funding Period on any
     Funding Date, provided that the conditions precedent set forth in Section 3.03(a) have been satisfied, the Trustee shall withdraw from the Prefunding Account an amount equal to the Funding Amount for the Lease Contracts being acquired on such Funding Date and shall disburse such amounts to or at the direction of the Transferor.

          (ii)  On  the  first Payment Date in  the
     Amortization Period, the Trustee shall deposit to the Collection Account and pay to the Class A
     Certificateholders as a payment of principal any of the Prefunding Account Deposit remaining in the Prefunding
     Account.

          (iii) On each Determination Date through the first Determination Date following the end of the Funding Period, the Trustee shall withdraw from the Prefunding Account all income or gains from investments in Eligible Investments and deposit such amounts to the Capitalized Interest Account.

     (e)   Upon  Transferor Order, the Trustee shall  invest
the funds in the Capitalized Interest Account and the Prefunding Account in Eligible Investments. The Transferor Order shall specify the Eligible Investments in which the Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds
to be invested  in each  Eligible  Investment.   No such
Eligible Investment shall mature later than the next Determination Date and shall not be sold or disposed of prior to its maturity. In the absence of a Transferor Order,
the  Trustee  shall  invest  funds   in                   the
Capitalized Interest Account and Prefunding Account in Eligible Investments described in clause (g) of the definition thereof. Eligible Investments shall be made in the name of the Trustee for the benefit of the
Certificateholders and MBIA.   The  Trustee shall   provide
to  the  Servicer  and  MBIA  monthly
written
confirmation   of  such  investments,  describing  the
Eligible
Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.
     (f)   Any  income or other gain from investments in
Eligible
Investments as outlined in (e) above shall be credited to the Capitalized Interest Account or the Prefunding Account, as applicable, and any loss resulting from such investments shall be charged to such applicable account; provided, however, that the Transferor shall make or cause to be made no later than the applicable Determination
Date  a  deposit  to  the  Capitalized Interest Account or the
Prefunding Account to the extent  of  any losses   in   such
applicable  account.   Except  as   otherwise specifically  set
forth herein, the Trustee shall not  be  liable for   any  loss
incurred  on  any  funds  invested  in  Eligible Investments
pursuant  to the provisions of  this  Section          12.04
(other than in its capacity as obligor under any Eligible Investment).

     Section   12.05    Reports   by   Trustee   to   MBIA
and
Certificateholders.

     (a)   On each Payment Date the Trustee shall account to
each
Holder  of  Certificates  on  which  payments  of  principal
and interest   are  then  being  made  the  amount  which
represents
principal and the amount which represents interest, and shall contemporaneously advise the Transferor and MBIA of all such payments. The Trustee may satisfy its obligations under this Section 12.04 by delivering the Monthly Servicer's Report to each such Holder of the Certificates, MBIA, the Transferor, the Rating Agencies and the Placement Agent. On or before the 15th day prior to any Final Payment Date the Trustee shall provide notice to MBIA, the Rating Agencies and the Holders of the applicable Certificates of the Final Payment Date for such Certificates. Such notice shall include (1) a statement that interest shall cease to accrue as of the last day preceding the date on which the Final Payment Date occurs, and (2) shall specify the place or places at which presentation and surrender may be made.

     (b)     The    Trustee   shall   notify   MBIA    and
the
Certificateholders of the credit rating or, if more than one credit rating has been assigned, each such credit rating of each institution in which funds are invested pursuant to clause
(g) of the definition of Eligible Investments and shall promptly notify MBIA and the Certificateholders if any such credit rating has been lowered.

     (c) At least annually, or as otherwise required by law, the Trustee shall distribute to Certificateholders any information returns or other tax information or statements as
are  required by         applicable   tax   law   to   be
distributed     to      the
Certificateholders. The Servicer shall prepare or cause to be prepared all such information for distribution by the Trustee to the Certificateholders.

                       ARTICLE THIRTEEN

               PROVISIONS OF GENERAL APPLICATION

     Section 13.01  General Provisions.

   All of the provisions of this Article shall apply to this Agreement.

     Section 13.02  Acts of Certificateholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Transferor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01 hereof) conclusive in favor of the Trustee and the Transferor, if made in the manner provided in this Section 13.02.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

     (c) The ownership of Certificates shall be proved by the
Certificate Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Transferor in reliance thereon, whether or not notation of such action is made upon such Certificate.

     Section  13.03  Notices, etc., to Trustee, MBIA,
Transferor and Servicer.

     Any   request,  demand,  authorization,  direction,
notice,
consent, waiver or Act of Certificateholders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied or mailed, first-class postage
prepaid  and  addressed   to                              the
appropriate address below:

          (a)   to  the  Trustee  at Sixth Street  and
     Marquette Avenue, Minneapolis, Minnesota 55479-0070, or at any other address previously furnished in writing to the Transferor, MBIA, the Certificateholders and the Servicer; or

          (b) to MBIA at MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention:
     Structured Finance - Insured Portfolio Management (SF-
     IPM), or at any other address previously furnished in writing by MBIA to the Trustee, the Certificateholders,
     the  Servicer  and                                   the
     Transferor; or

          (c) to the Transferor at 6424 W. 91st Avenue, Suite C, Westminster, CO 80030, Attention: President, or at any other address previously furnished in writing to the
     Trustee, MBIA, the Certificateholders and the Servicer by the Transferor; or

          (d)    to   the  Servicer  at  6424  W.  91st
Avenue,
     Westminster, CO 80030, Attention: President, or at any
     other address previously furnished in writing to the
   Trustee, MBIA, the Certificateholders and the Transferor.

          (e) to each of (i) S & P at 26 Broadway, New York, New York 10004, Attention: Asset Backed Surveillance Group, and (ii) Moody's at 99 Church Street, New York, NY 10007.
     Section 13.04  Notices to Certificateholders; Waiver.
     Where    this    Agreement   provides    for    notice
to
Certificateholders   of  any  event,   such   notice   shall
be
sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Certificateholder affected by such event, at his address as it appears on the Certificate Register, not later than the latest date, and not earlier than the earliest
date, prescribed for  the giving   of  such  notice.  In  any
case  in  which  notice
to
Certificateholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Certificateholder shall affect the sufficiency of such notice with respect to other Certificateholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Certificateholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar
activity,  it shall   be   impractical  to  mail  notice  of
any   event         to
Certificateholders when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 13.05  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 13.06  Successors and Assigns.

     All covenants and agreements in this Agreement by the Transferor shall bind its successors and assigns, whether so expressed or not. Notwithstanding the foregoing, no party shall assign any of its rights under this Agreement, or delegate any of its duties, except in accordance with the provisions of Sections 2.06, 7.11 and 11.02(o) hereof.

     Section 13.07  Separability.

     In   case  any  provision  in  this  Agreement  or  in
the
Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 13.08  Benefits of Agreement.

     Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties hereto, the Certificateholders, and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right,  remedy  or  claim  under  this  Agreement  or under  the Certificates,  except  that  MBIA  is  an  express
third   party beneficiary to this Agreement.
     Section 13.09  Legal Holidays.
     In any case in which the date of any Payment Date or the Stated Maturity or Expected Maturity of any Certificate shall not be a Business Day, then (notwithstanding any other provision of a Certificate or this Agreement) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity, Expected Maturity or Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.
     Section 13.10  Governing Law.
     THE AGREEMENT AND EACH CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS OF ANY STATE.
     Section 13.11  Counterparts.
     The Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
     Section 13.12  Corporate Obligation.
     No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, employee, officer or director of the Transferor or of any predecessor or successor of the Transferor with respect to the Transferor's obligations on the Certificates or under this Agreement or any certificate or other writing delivered in connection herewith.
     Section 13.13  Compliance Certificates and Opinions.
     Upon any application, order or request by the Transferor or the Servicer to the Trustee to take any action under any provision of this Agreement for which a specific request is required under this Agreement, the Transferor or the Servicer, as applicable, shall furnish to the Trustee an Officer's Certificate of the Transferor or the Servicer, as applicable, stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such
application or request as to  which the   furnishing  of  a
different certificate is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.
     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:
          (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;
          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
          (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and
          (d)   a statement as to whether, in the opinion of
     each such   individual,  such  condition  or  covenant
     has  been complied with.
     Section 13.14  MBIA Default or Termination.
     If an MBIA Default or Termination occurs and is continuing, MBIA's right to consent hereunder and under any other Transaction Document and to direct the Trustee shall be void and, in such event, in all provisions of this Agreement wherein MBIA's consent or direction is required or permitted, the consent or direction of the Controlling Holders shall be required or permitted unless a larger number of Holders is required under the relevant provision of this Agreement.


     IN  WITNESS  WHEREOF,  the  Transferor,  the  Servicer,
the Trustee and the Back-up Servicer have caused this Agreement
to be duly   executed  by  their  respective  officers
thereunto duly authorized as of the date and year first above written.


                              GF FUNDING CORP. III, Transferor
                              By:
                             Name:
                            Title:


                              GRANITE FINANCIAL, INC., Servicer


                              By:
                             Name:
                            Title:


                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Trustee and Back-
                              up Servicer


                              By:
                             Name:
                            Title:

Schedule I

Attach Initial Lease Schedule

                          Schedule II

                        Terms Schedule


     "Back-up Servicer Fee Rate":  .05% per annum.
     "Class A Certificate Initial Balance": $27,500,000, which is the sum of (a) the product of (i) the Aggregate IPB as of the Cut-Off Date and (ii) the Class A Percentage, and (b) the Prefunding Account Deposit.
     "Class A Interest Rate": 6.82%.
     "Class A Percentage":  82.5%.
     "Net Worth Requirement": The Servicer's consolidated Tangible Net Worth shall not be less than the sum of
(i) $11,347,025 plus (ii) 75% of the cumulative after tax consolidated net income since December 31, 1996, such amount being calculated without any offset and reduction for net losses incurred during the fiscal year for which such calculation is being made. This requirement may be adjusted by MBIA without the consent of the Certificateholders after receipt of audited financial statements of the Company and the Transferor for the year ending June 30, 1997.
     "Prefunding Account Deposit": $12,827,258.18.
   "Required Collateralization Amount": As of the Closing Date, $3,112,399.78, and as of any date of determination thereafter, the greatest of:

     (a) (i) one minus the Class A Percentage multiplied by (ii) the Aggregate IPB (including any Lease
     Contracts to be purchased or funded and excluding any Lease Contracts to be released pursuant to Section 10.05 hereof on such date of determination),

     (b) the aggregate Implicit Principal Balance of the Lease Contracts (including any Lease Contracts to be purchased or funded on such date of determination and excluding any Lease Contracts to be released pursuant to Section 10.05 hereof on such date of determination) relating to the three Customers whose Lease Contracts have the greatest remaining Implicit Principal Balance, and

     (c)   5% multiplied by the Aggregate Initial IPB
     (including any Lease Contracts to be purchased or funded on such date of determination).

     "Servicer Fee":  $6 per Lease Contract per Scheduled
Payment on such Lease Contract, the amount payable to the Servicer as the Servicer Fee on each Payment Date. The
Servicer Fee shall not include the Additional Servicer Fee.

     "Trigger Event": The occurrence of any one of the following events, and the declaration by MBIA, or if an MBIA Default or Termination has occurred and is continuing, by the Controlling Holders, that such occurrence shall constitute a Trigger Event:

     (a) commencing with the fourth Determination Date after the Closing Date, the average of the Annualized Gross
          Default Rates for the three consecutive prior Monthly
          Periods was equal to or greater than 5.5%;

     (b)  the Cumulative Gross Default Rate exceeds 8.25%;

     (c) commencing with the fourth Determination Date after the Closing Date, the average of the Delinquency
          Rates for the three consecutive prior Monthly Periods was equal to or greater than 2%;

     (d)  the Net Worth Requirement is not met;

     (e) the Transferor or the Trust Estate becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

      (f)  the occurrence of a Servicer Event of Default;

     (g) either William W. Wehner or both of the following employees, Mark Speros and William Cobb, terminate or shall have terminated their employment with the Servicer or any of its Affiliates or die;

     (h) an Event of Default occurs or the Company or any Material Affiliate shall be in default under, or in violation of any covenant or obligation under any loan agreement, such that the lender under such loan agreement would be authorized, pursuant to the terms of such agreement and upon the expiration of any cure period or grace period with respect to such violation or default, to demand immediate payment by the Company or such Material Affiliate, as applicable, of 10% or more of the aggregate total recourse debt of the Company and all affiliates of the Company, and such default or violation shall not have been cured, remedied or waived in writing by such lender after 90 days, counting from the initial date of the violation or default and not from the expiration of any applicable cure or grace period; or

   (i)  any payment by MBIA under the Certificate Insurance
Policy.

     "Trustee Fee Rate":  .05% per annum.